UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 April 2019

Nuveen Municipal Closed-End Funds

NUV	Nuveen Municipal Value Fund, Inc.
NUW	Nuveen AMT-Free Municipal Value Fund
NMI	Nuveen Municipal Income Fund, Inc.
NEV	Nuveen Enhanced Municipal Value Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	8

Common Share Information	9

Risk Considerations	11

Performance Overview and Holding Summaries	12

Portfolios of Investments	20

Statement of Assets and Liabilities	67

Statement of Operations	68

Statement of Changes in Net Assets	69

Statement of Cash Flows	71

Financial Highlights	72

Notes to Financial Statements	76

Additional Fund Information	87

Glossary of Terms Used in this Report	88

Reinvest Automatically, Easily and Conveniently	90

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes have resurfaced in the headlines more recently, knocking stock market indexes off their recent highs and rallying U.S. Treasury bonds and other safe-haven assets. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and China, Mexico and other trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion reaches the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
June 24, 2019

Portfolio Managers’ Comments
Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of these four national Funds. Dan has managed NUV and NUW since 2016. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.
WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2019?
During the six-month reporting period, a significant decline in interest rates along with a tailwind from technical supply-demand conditions drove strong performance in municipal bonds. After raising its benchmark interest rate in December 2018, the Federal Reserve (Fed) subsequently adopted a more dovish tone and downgraded its economic forecast. As markets repriced the possibility of no rate hikes (or a potential rate cut) in 2019, U.S. Treasury yields declined and municipal market yields fell even further. Demand for municipal bonds rose, shifting municipal bond fund flows from outflows at the end of 2018 to exceptionally strong inflows in the first four months of 2019. Renewed interest in the tax advantages of municipal bond investments also boosted demand in the new year. Under the new tax laws, some taxpayers had smaller refunds or larger tax bills than they expected, particularly in high tax states. However, supply has not kept pace with the elevated demand, as issuance volumes remain lower. The tight supply-demand conditions further supported municipal bond prices in this reporting period.
During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives.
Higher prevailing interest rates in November and December 2018 presented favorable conditions to sell some depreciated bonds and buy similarly structured, higher yielding bonds. These bond exchanges helped boost tax efficiencies, as the loss on the depreci-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
ated bonds we sold can be used to offset capital gains in the future, and helped increase the Fund’s income distribution capabilities. NUV and NUW were highly active with this trading strategy at the time, while NMI exchanged one sizeable position.
NUV and NUW had an elevated level of bonds maturing during this reporting period. We used the proceeds to buy new bonds from both the new issue and secondary markets across a diverse range of sectors and primarily with single A and BBB credit ratings. We emphasized shorter dated and shorter call structures to help maintain the two Funds’ duration targets. NUV also closed a tender option bond (TOB) trust and sold two long duration positions to help manage overall duration.
For NMI, in addition to bond exchange activity described above, we bought new issues for Virgin Trains USA Passenger Project. The credits were issued after Brightline Passenger Rail Project called some bonds and was subsequently renamed Virgin Trains USA. The Florida rail system is the country’s first privately owned and operated high-speed train, which currently connects Miami, Ft. Lauderdale and West Palm Beach and plans to add Orlando.
NEV’s trading activity was muted in this reporting period. The Fund also bought Virgin Trains USA Passenger Project credits and increased the size of NEV’s exposure from the original Brightline position that was called. We also bought New York Liberty 3 World Trade Center bonds. Additionally, we closed some TOB positions when the underlying bonds were called and established new TOB trusts to maintain consistent leverage levels. Nearly all of the proceeds to fund the new purchases came from called and maturing bonds.
As of April 30, 2019, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, during this reporting period NUW entered into interest rate futures contracts to help manage the duration of its portfolio. These contracts had a negligible impact on performance during the reporting period.
HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2019. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.
For the six months ended April 30, 2019, the total returns at NAV for NUV, NUW and NEV outperformed the return for the national S&P Municipal Bond Index and NMI trailed the return for the national index.
The factors affecting performance in this reporting period included yield curve and duration positioning, credit ratings allocation and sector allocation. Given differences in the maturity structures of the four Funds’ portfolios, the performance impact of duration and yield curve positioning varied by Fund. For NUV, NUW and NEV, their duration and yield curve positioning were the main positive contributors to relative performance. NUV’s underweight to the shortest duration and overweight to the longest duration segments were advantageous as long duration bonds outperformed in this reporting period. NUW also held a beneficial overweight to long duration bonds, but its overweight to the shortest durations (the 0- to 2-year segment) was a detractor. Because the Fund began operations in 2009, when prevailing interest rates were higher, holdings in the 0- to 2-year segment offer higher embedded yields, which have benefited the Fund’s income earnings. As these shorter bonds roll off, we look to redeploy the proceeds in other longer-term opportunities. NEV’s longer duration profile than the benchmark drove much of the Fund’s relative outperformance. However, NMI was neutrally positioned relative to the benchmark along most of the yield curve. NMI’s modest overweight to 2- to 4-year duration bonds was negative for performance and was the main detractor from relative results in this reporting period. Similar to NUW, the shorter duration bonds held by NMI offer higher embedded book yields, which has been favorable for NMI’s income distribution capabilities.

Credit ratings allocations produced mixed results for the Funds in this reporting period. All four Funds continued to emphasize higher yielding, lower rated bonds over lower yielding, high grade bonds. For NUV, credit ratings allocations detracted overall. Although an overweight to single A rated credits aided performance, the gains were offset by an overweight allocation to single B rated bonds, a group which underperformed because of the weak performance of tobacco settlement bonds. Tobacco bonds dominate the single B rated category, and concerns that a new regulatory proposal would dampen cigarette shipments and revenues hurt the tobacco sector in this reporting period. NUW was similarly positioned, with a beneficial overweight to the single A category and a detracting overweight to single B rated credits, but overall credit quality positioning was a positive contributor to performance. For NMI and NEV, credit ratings allocations had a minimal impact on performance.
In terms of sector positioning, NUV and NUW recorded gains, as the negative impact of an overweight to the pre-refunded sector was more than offset by an advantageous overweight to the dedicated tax sector. NMI also held an overweight to the pre-refunded sector, which slightly detracted from performance. Pre-refunded bonds lagged the overall market in this reporting period due to their shorter term, higher quality structures. NEV’s sector allocations were favorable overall. An overweight allocation to the tobacco sector somewhat detracted from performance because of the aforementioned regulatory uncertainty. But, NEV’s overweight allocations to the hospital sector and the industrial development revenue (IDR) sector were the most beneficial, as these sectors outperformed in the reporting period. Within the IDR sector, performance was led by NEV’s holdings in FirstEnergy Solutions, a distressed credit that appreciated on continued progress in its debt restructuring (as described in “An Update on FirstEnergy Solutions Corp.” at the end of this commentary).
In addition, the use of leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
AN UPDATE ON FIRSTENERGY SOLUTIONS CORP.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution's parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy holdings, shareholders should note that NUW and NMI had no exposure to FirstEnergy, while NUV had 0.61% and NEV had 2.11%. It should be noted that exposure for NUV was in the secured structure, which continues to track close to par.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of NEV’s common shares relative to its comparative benchmark was the Fund’s use of leverage through investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV and NUW because their use of leverage is more modest. NMI did not invest in inverse floating rate securities during the reporting period. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
The use of leverage through inverse floating rate securities had a slightly positive impact on the total return performance of NUV and a positive impact on the total return performance of NUW and NEV over the reporting period. NMI did not invest in inverse floating rate securities during the reporting period.
As of April 30, 2019, the Funds’ percentages of leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.74%	7.07%	0.00%	36.41%

*  Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of April 30, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NUV	NUW	NMI	NEV
November 2018	$0.0310	$0.0560	$0.0360	$0.0565
December	0.0310	0.0560	0.0360	0.0565
January	0.0310	0.0560	0.0360	0.0565
February	0.0310	0.0560	0.0360	0.0565
March	0.0310	0.0560	0.0360	0.0565
April 2019	0.0310	0.0560	0.0360	0.0565
Total Distributions from Net Investment Income	$0.1860	$0.3360	$0.2160	$0.3390
Total Distributions from Long Term Capital Gains*	$—	$0.0965	$0.0719	$—
Total Distributions	$0.1860	$0.4325	$0.2879	$0.3390

Yields
Market Yield**	3.73%	4.16%	3.91%	4.86%
Taxable-Equivalent Yield**	4.88%	5.37%	5.09%	6.35%

*	Distribution paid in December 2018.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 23.6%, 22.5%, 23.1% and 23.5% for NUV, NUW, NMI and NEV, respectively. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NUW and NMI were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, NUW and NMI, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The total amount of common shares authorized under these Shelf Offerings are shown in the accompanying table:

	NUW	NMI
Additional authorized common shares	1,400,000	800,000

During the current reporting period, NUW and NMI did not sell any common shares through their Shelf Offerings.
Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Program and Offering Costs for further details on Shelf Offerings and each Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of April 30, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common shares cumulatively repurchased and retired	—	—	—	—
Common shares authorized for repurchase	20,690,000	1,540,000	875,000	2,495,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of April 30, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Common share NAV	$10.29	$16.45	$11.14	$14.85
Common share price	$9.97	$16.17	$11.06	$13.96
Premium/(Discount) to NAV	(3.11)%	(1.70)%	(0.72)%	(5.99)%
6-month average premium/(discount) to NAV	(4.87)%	(3.90)%	(4.06)%	(7.17)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal Value Fund, Inc. (NUV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUV.
Nuveen AMT-Free Municipal Value Fund (NUW)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NUW.
Nuveen Municipal Income Fund, Inc. (NMI)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMI.
Nuveen Enhanced Municipal Value Fund (NEV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. The Fund uses only inverse floaters for its leverage, increasing its exposure to interest rate risk and credit risk, including counter-party credit risk. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEV.

NUV	Nuveen Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at Common Share NAV	6.51%	6.66%	4.65%	5.99%
NUV at Common Share Price	10.71%	8.87%	4.67%	5.47%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.0%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate
Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	5.6%
AA	34.7%
A	25.0%
BBB	17.9%
BB or Lower	5.0%
N/R (not rated)	3.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.9%
Transportation	22.1%
Tax Obligation/General	12.7%
Health Care	11.8%
U.S. Guaranteed	8.6%
Utilities	7.4%
Other	14.5%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	16.0%
Illinois	12.9%
California	9.1%
Colorado	7.2%
New York	5.4%
Florida	5.1%
New Jersey	3.9%
Ohio	3.7%
Nevada	3.5%
Washington	2.9%
Michigan	2.9%
Wisconsin	2.3%
Virginia	2.3%
Indiana	2.3%
South Carolina	1.7%
Other	18.8%
Total	100%

NUW	Nuveen AMT-Free Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUW at Common Share NAV	6.39%	6.04%	4.50%	6.33%
NUW at Common Share Price	15.79%	7.88%	4.55%	6.26%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.1%
Other Assets Less Liabilities	7.5%
Net Assets Plus Floating Rate
Obligations	103.6%
Floating Rate Obligations	(3.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.7%
AAA	7.8%
AA	30.0%
A	23.8%
BBB	15.6%
BB or Lower	9.8%
N/R (not rated)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.9%
Transportation	15.8%
Tax Obligation/General	14.8%
Utilities	12.4%
Water and Sewer	9.1%
Health Care	9.0%
U.S. Guaranteed	8.3%
Consumer Staples	5.1%
Other	7.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.2%
Texas	12.4%
Illinois	9.6%
Florida	8.2%
Nevada	6.7%
Colorado	5.9%
New Jersey	5.1%
New York	4.2%
Maryland	3.9%
Ohio	3.8%
Georgia	3.5%
Kentucky	3.3%
Other	19.2%
Total	100%

NMI	Nuveen Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at Common Share NAV	4.71%	4.87%	4.46%	6.37%
NMI at Common Share Price	12.64%	3.46%	3.72%	5.82%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.2%
AAA	0.6%
AA	17.6%
A	30.1%
BBB	27.4%
BB or Lower	7.7%
N/R (not rated)	5.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	22.1%
Tax Obligation/General	14.3%
Transportation	13.7%
U.S. Guaranteed	10.9%
Tax Obligation/Limited	10.3%
Education and Civic Organizations	9.3%
Utilities	6.6%
Long-Term Care	5.7%
Other	7.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.1%
Illinois	10.3%
Colorado	9.9%
Texas	8.2%
Wisconsin	6.5%
Florida	6.2%
Ohio	4.0%
Missouri	3.3%
Pennsylvania	2.9%
Michigan	2.7%
Arizona	2.5%
Tennessee	2.4%
Minnesota	2.3%
New York	2.0%
Other	19.7%
Total	100%

NEV	Nuveen Enhanced Municipal Value Fund
Performance Overview and Holding Summaries as of April 30, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of April 30, 2019

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception
NEV at Common Share NAV	6.73%	7.32%	5.67%	6.59%
NEV at Common Share Price	12.71%	10.30%	5.60%	5.57%
S&P Municipal Bond Index	5.36%	5.84%	3.55%	4.10%

Since inception returns are from 9/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	124.0%
Other Assets Less Liabilities	4.0%
Net Assets Plus Floating Rate
Obligations	128.0%
Floating Rate Obligations	(28.0)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.2%
AAA	3.1%
AA	24.4%
A	19.8%
BBB	19.7%
BB or Lower	11.8%
N/R (not rated)	7.0%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.6%
Health Care	15.5%
Transportation	13.6%
Tax Obligation/General	11.6%
U.S. Guaranteed	9.2%
Education and Civic Organizations	6.8%
Utilities	6.3%
Other	13.4%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.6%
New Jersey	8.8%
California	8.1%
Ohio	7.9%
Wisconsin	7.8%
Pennsylvania	6.6%
Louisiana	4.8%
Florida	4.8%
Guam	4.7%
New York	3.6%
Washington	3.4%
Georgia	3.2%
Other	19.7%
Total	100%

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.0%
	MUNICIPAL BONDS – 100.0%
	Alabama – 0.1%
	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone
	Bonds, Hunt Refining Project, Refunding Series 2019A:
$ 1,140	4.500%, 5/01/32, 144A (WI/DD, Settling 5/16/19)	5/29 at 100.00	N/R	$ 1,203,179
1,015	5.250%, 5/01/44, 144A (WI/DD, Settling 5/16/19)	5/29 at 100.00	N/R	1,089,024
2,155	Total Alabama			2,292,203
	Alaska – 0.1%
2,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	5/19 at 100.00	B3	2,709,892
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 0.9%
2,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	AA–	3,483,757
	Series 2017A, 5.000%, 7/01/35
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	7,061,712
	Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
4,240	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA	4,407,904
	Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured
	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 7/01/32	7/27 at 100.00	AA	1,204,780
1,410	5.000%, 7/01/33	7/27 at 100.00	AA	1,690,209
1,000	5.000%, 7/01/34	7/27 at 100.00	AA	1,195,110
750	5.000%, 7/01/35	7/27 at 100.00	AA	893,895
16,935	Total Arizona			19,937,367
	California – 9.1%
4,615	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	4,220,925
	Project, Series 1997C, 0.000%, 9/01/23 – AGM Insured
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	5,679,050
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
4,245	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/19 at 44.63	CCC	1,906,387
	Gold Country Settlement Funding Corporation, Refunding Series 2006, 0.000%, 6/01/33
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,
	Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28 (5)	5/19 at 100.00	B2	3,332,738
4,200	5.600%, 6/01/36 (5)	5/19 at 100.00	B2	4,202,898
1,175	California Department of Water Resources, Central Valley Project Water System Revenue	12/26 at 100.00	AAA	1,423,360
	Bonds, Refunding Series 2016AW, 5.000%, 12/01/33
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	11,492,600
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,200	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,380,108
	Angeles, Series 2017A, 5.000%, 8/15/37
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	4,312,924
	System, Series 2013A, 5.000%, 7/01/33
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/20 at 100.00	Baa2 (4)	2,448,458
	Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
6,130	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB+	7,003,648
	Series 2018A, 5.000%, 12/31/43 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,725	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	$ 3,137,183
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
1,625	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	1,802,791
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,375,450
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	3,805,900
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/46, 144A
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	3,165,281
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
4,505	Covina-Valley Unified School District, Los Angeles County, California, General	No Opt. Call	A+	3,589,629
	Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured
5,700	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	6,752,790
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,180	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/31 at 100.00	A–	2,129,991
	Refunding Series 2013A, 6.850%, 1/15/42 (5)
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	28,783,500
	Series 1995A, 0.000%, 1/01/22 (ETM)
14,100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	14,194,893
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
	Merced Union High School District, Merced County, California, General Obligation Bonds,
	Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	2,305,200
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	2,303,077
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	A–	1,886,513
	Bonds, Election 1998 Series 2004, 0.000%, 8/01/27 – FGIC Insured
	Mount San Antonio Community College District, Los Angeles County, California, General
	Obligation Bonds, Election of 2008, Series 2013A:
3,060	0.000%, 8/01/28 (5)	2/28 at 100.00	Aa1	3,178,728
2,315	6.250%, 8/01/43 (5)	8/35 at 100.00	Aa1	2,103,733
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	5,238,486
	Series 2009C, 6.500%, 11/01/39
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation,	11/19 at 100.00	N/R (4)	2,410,419
	Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	6,699,000
	Series 2004C, 0.000%, 8/01/33 – AGM Insured
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds,
	Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa3	2,315,080
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa3	2,327,766
490	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement	6/28 at 100.00	BBB	500,084
	Bonds, Subordinate Series 2018C, 4.000%, 6/01/32
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A+	12,096,000
	International Airport, Refunding Second Series 2019D, 5.000%, 5/01/39
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (4)	273,938
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41
	(Pre-refunded 2/01/21)
12,095	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	10,332,758
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/25 – NPFG Insured
13,220	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	10,780,910
	Series 2006A, 0.000%, 9/01/28 – NPFG Insured
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	4,513,300
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,815	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 29.16	AA	$ 1,377,399
	Refunding Series 2015, 0.000%, 8/01/48
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	5/19 at 100.00	BB–	2,009,940
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
201,435	Total California			192,792,835
	Colorado – 7.2%
7,500	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds,	12/28 at 100.00	Aa1	9,354,000
	Series 2019A, 5.500%, 12/01/43
5,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	6/19 at 100.00	BBB+	5,208,476
	Initiatives, Series 2006A, 4.500%, 9/01/38
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	7,639,793
	Initiatives, Series 2013A, 5.250%, 1/01/45
2,845	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,906,452
	Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B,
	5.000%, 1/01/21
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	16,217,861
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
1,255	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,359,617
	Senior Lien Series 2017, 5.000%, 12/31/51
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/22 at 100.00	AA (4)	2,188,580
	Revenue Bonds, Series 2012A, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
4,500	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/28 at 100.00	Aa2	5,347,305
	2018N, 5.000%, 3/15/37
	Colorado State, Certificates of Participation, Lease Purchase Financing Program,
	National Western Center, Series 2018A:
1,250	5.000%, 9/01/30	3/28 at 100.00	Aa2	1,523,225
2,000	5.000%, 9/01/31	3/28 at 100.00	Aa2	2,425,720
1,260	5.000%, 9/01/32	3/28 at 100.00	Aa2	1,521,702
620	5.000%, 9/01/33	3/28 at 100.00	Aa2	746,387
3,790	Colorado State, Certificates of Participation, Rural Series 2018A, 5.000%, 12/15/37	12/28 at 100.00	Aa2	4,557,134
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B:
2,750	5.000%, 11/15/25	11/22 at 100.00	AA–	3,051,427
2,200	5.000%, 11/15/29	11/22 at 100.00	AA–	2,422,860
5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien	11/23 at 100.00	A+	5,703,400
	Series 2013B, 5.000%, 11/15/43
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	2,275,180
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
9,660	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	7,156,611
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	16,361,136
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	10,991,860
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	3,048,816
	0.000%, 9/01/39 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	5,063,982
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	4,038,161
8,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	11,934,000
	Springs Utilities, Series 2008, 6.500%, 11/15/38
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	5,405,000
	Refunding Series 2011, 6.000%, 11/01/26
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	7/20 at 100.00	BBB+	3,892,575
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,945	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project,	11/26 at 100.00	AA+	$ 5,771,507
	Series 2017A, 5.000%, 11/01/40
4,250	University of Colorado, Enterprise System Revenue Bonds, Series 2018B, 5.000%, 6/01/43	6/28 at 100.00	Aa1	5,067,232
169,540	Total Colorado			153,179,999
	Connecticut – 0.8%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/21 at 100.00	A	1,571,505
	HealthCare, Series 2011A, 5.000%, 7/01/41
8,440	Connecticut State, General Obligation Bonds, Series 2015E, 5.000%, 8/01/29	8/25 at 100.00	A1	9,702,033
5,000	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/33	11/25 at 100.00	A1	5,694,100
9,898	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	338,992
	Series 2013A, 0.190%, 7/01/31 (cash 4.000%, PIK 2.050%)
24,838	Total Connecticut			17,306,630
	District of Columbia – 0.4%
15,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	6/19 at 18.94	N/R	2,315,250
	Bonds, Series 2006A, 0.000%, 6/15/46
5,390	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior	4/28 at 100.00	AAA	6,384,671
	Lien Series 2018B, 5.000%, 10/01/43
20,390	Total District of Columbia			8,699,921
	Florida – 5.1%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	AA (4)	3,244,260
	10/01/41 – AGM Insured (Pre-refunded 10/01/21)
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/25 at 100.00	N/R	604,256
	Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A
	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,
	Virgin Trains USA Passenger Rail Project , Series 2019A:
3,400	6.250%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/24)	1/20 at 104.00	N/R	3,479,220
3,400	6.375%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/26)	1/20 at 105.00	N/R	3,492,582
3,400	6.500%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/29)	1/20 at 105.00	N/R	3,486,802
4,000	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	4,764,680
3,500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2019A, 5.000%, 10/01/44	10/29 at 100.00	AA–	4,205,600
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding	10/19 at 100.00	AA– (4)	2,885,769
	Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A+	2,582,777
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
5,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds,	7/20 at 100.00	A+	5,264,638
	Series 2010A, 5.000%, 7/01/40
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami	8/21 at 100.00	A+ (4)	10,407,725
	Children’s Hospital, Series 2010A, 6.000%, 8/01/46 (Pre-refunded 8/01/21)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A	2,260,040
	Refunding Series 2014B, 5.000%, 10/01/37
6,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/19 at 100.00	A (4)	6,097,020
	Series 2009B, 5.500%, 10/01/36 (Pre-refunded 10/01/19)
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/20 at 100.00	A	4,171,560
	Series 2010B, 5.000%, 10/01/29
4,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding	7/22 at 100.00	AA	4,326,400
	Series 2012, 5.000%, 7/01/42
9,590	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010,	10/20 at 100.00	AA (4)	10,043,895
	5.000%, 10/01/39 – AGM Insured (Pre-refunded 10/01/20)

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2018A:
$ 3,500	5.000%, 10/01/36	10/27 at 100.00	AA	$ 4,179,175
3,780	5.000%, 10/01/37	10/27 at 100.00	AA	4,496,310
1,120	5.000%, 10/01/38	10/27 at 100.00	AA	1,328,914
10,725	Orlando, Florida, Contract Tourist Development Tax Payments Revenue Bonds, Series 2014A,	5/24 at 100.00	AA+ (4)	12,413,758
	5.000%, 11/01/44 (Pre-refunded 5/01/24)
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	3,426,540
	Center, Series 2013A, 5.000%, 11/01/43
1,020	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	1,171,541
	Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
6,865	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA	7,285,069
	4.000%, 5/01/34
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,577,761
	5.000%, 11/15/33
100,140	Total Florida			109,196,292
	Georgia – 1.2%
3,325	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa2	3,795,687
	5.000%, 11/01/40
2,290	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	2,600,867
	System, Inc. Project, Series 2017A, 5.000%, 4/01/47
6,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,198,500
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
5,865	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	6,590,618
	Series 20188HH, 5.000%, 1/01/44
2,415	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,659,809
	Series 2015A, 5.000%, 1/01/35
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	2,327,860
	Refunding Series 2016A, 5.000%, 10/01/46
21,895	Total Georgia			25,173,341
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	380,870
	Hawaii – 0.4%
4,830	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2018A,	9/28 at 100.00	Aa1	5,765,233
	5.000%, 9/01/40
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,567,960
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
7,830	Total Hawaii			9,333,193
	Illinois – 12.9%
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,793,700
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	5,853,850
	Series 2016A, 7.000%, 12/01/44
2,945	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	3,387,987
	Series 2016B, 6.500%, 12/01/46
4,710	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	B+	5,709,933
	Series 2017A, 7.000%, 12/01/46, 144A
17,725	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	14,663,183
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured
7,495	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	4,502,172
	Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A,	1/22 at 100.00	AA+	$ 1,562,895
	5.000%, 1/01/36
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
1,195	4.750%, 1/01/30 – AGM Insured	6/19 at 100.00	AA	1,197,438
2,175	4.625%, 1/01/31 – AGM Insured	6/19 at 100.00	AA	2,179,154
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 –	6/19 at 100.00	AA	5,012,000
	AGC Insured
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General	No Opt. Call	AA	3,218,010
	Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	9,232,307
1,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/35	11/26 at 100.00	AA–	1,113,300
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB	3,388,346
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA	5,337,550
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%,	11/19 at 100.00	N/R (4)	3,053,850
	11/01/39 (Pre-refunded 11/01/19)
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%,	11/19 at 100.00	N/R (4)	1,910,981
	11/01/39 (Pre-refunded 11/01/19)
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
510	6.000%, 5/15/39	5/20 at 100.00	A	523,586
3,110	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	3,247,058
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
45	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	45,777
4,755	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	4,837,071
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	AA–	5,510,600
	Group, Series 2015A, 5.000%, 11/15/38
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	622,916
825	5.000%, 8/15/44	8/25 at 100.00	Baa1	904,579
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	2,666,375
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA+	3,170,430
	5.000%, 10/01/51
3,750	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%,	5/19 at 100.00	BBB–	3,759,900
	6/15/30 – AMBAC Insured
5,125	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/28	1/26 at 100.00	BBB	5,580,664
1,755	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	1,920,637
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB	689,879
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	AA–	6,088,740
	5.000%, 1/01/38
4,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B,	7/26 at 100.00	AA–	4,544,920
	5.000%, 1/01/41
5,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue	6/19 at 100.00	N/R	4,626,150
	Bonds, First Tier Series 2005A-2, 5.500%, 1/01/36
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	Baa2	15,717,576
	Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 2002B:
495	5.500%, 6/15/20	6/19 at 100.50	BBB	496,876
2,380	5.550%, 6/15/21	6/19 at 100.50	BBB	2,389,092

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 1994B:
$ 3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	BBB	$ 3,448,197
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	BBB	3,867,796
11,675	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	BBB	8,312,366
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,315	5.700%, 6/15/24 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	2,618,612
7,685	5.700%, 6/15/24	6/22 at 101.00	BBB	8,473,635
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB	3,000,195
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB	12,122,617
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB	11,164,440
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	BBB	11,359,149
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	5,257,427
10,000	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB	4,812,300
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	11,438,151
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	8,301,817
	Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured
8,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	10,549,040
	Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured
5,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	6/24 at 100.00	AA	5,515,850
	Illinois, General Obligation Bonds, Series 2014A, 5.000%, 6/01/44
5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	4,435,873
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 –
	AGM Insured
10,285	Springfield, Illinois, Water Revenue Bonds, Refunding, Series 2012, 5.000%, 3/01/37 (UB) (6)	3/22 at 100.00	AA–	11,004,641
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	693,050
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	728,567
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A+	2,343,705
329,270	Total Illinois			273,906,910
	Indiana – 2.3%
5,010	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A	5,425,680
	Series 2012A, 5.000%, 5/01/42
2,250	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,367,833
	Group, Refunding 2015A, 4.000%, 12/01/40
5,740	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	6,182,898
	Project, Series 2013A, 5.000%, 7/01/48 (AMT)
2,000	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding	7/26 at 100.00	A+	2,287,740
	Series 2016A, 5.000%, 1/01/42
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus	2/29 at 100.00	AAA	5,993,800
	Bonds, Courthouse & Jail Project, Series 2019A, 5.250%, 2/01/54
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,550	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	12,157,311
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	2,104,224
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	12,048,318
49,545	Total Indiana			48,567,804

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.6%
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$ 175	5.375%, 6/01/38	6/19 at 100.00	B+	$ 173,268
7,000	5.625%, 6/01/46	6/19 at 100.00	B	6,927,200
4,965	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/19 at 100.00	BB–	4,937,742
	5.600%, 6/01/34
12,140	Total Iowa			12,038,210
	Kentucky – 1.4%
480	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue	5/19 at 100.00	Baa2	481,474
	Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured
	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern
	Kentucky International Airport, Series 2016:
1,530	5.000%, 1/01/27	1/26 at 100.00	A1	1,828,151
1,600	5.000%, 1/01/28	1/26 at 100.00	A1	1,901,088
2,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	2,301,320
	Center Corporation Project, Series 2018A, 5.000%, 9/01/48
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	1,054,020
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
2,175	5.000%, 7/01/40	7/25 at 100.00	BBB+	2,337,538
6,760	5.000%, 1/01/45	7/25 at 100.00	BBB+	7,187,975
6,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	6,061,440
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/39 (5)
5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 115,	4/27 at 100.00	A1	5,853,500
	Series 2017, 5.000%, 4/01/30
26,545	Total Kentucky			29,006,506
	Louisiana – 1.2%
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority,	8/20 at 100.00	BBB	2,431,829
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/20 at 100.00	BBB	5,796,402
	Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35
4,420	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien	7/23 at 100.00	AA–	4,938,864
	Series 2013A, 5.000%, 7/01/28
1,470	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking	10/28 at 100.00	AA	1,701,613
	Facilities Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 –
	AGM Insured
9,040	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	10,291,769
	Project, Series 2017A, 5.000%, 1/01/48
22,690	Total Louisiana			25,160,477
	Maine – 0.6%
4,250	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	4,550,262
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
1,190	5.000%, 7/01/43	7/28 at 100.00	A+	1,369,274
5,940	5.000%, 7/01/48	7/28 at 100.00	A+	6,806,943
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	BB	1,134,567
	Medical Center, Series 2011, 6.750%, 7/01/41
12,430	Total Maine			13,861,046

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.5%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 630	5.000%, 9/01/31	9/27 at 100.00	BBB–	$ 725,603
2,330	5.000%, 9/01/32	9/27 at 100.00	BBB–	2,679,733
3,070	5.000%, 9/01/34	9/27 at 100.00	BBB–	3,500,475
1,000	5.000%, 9/01/35	9/27 at 100.00	BBB–	1,132,390
1,000	5.000%, 9/01/36	9/27 at 100.00	BBB–	1,125,410
4,500	5.000%, 9/01/39	9/27 at 100.00	BBB–	5,042,610
3,500	5.000%, 9/01/46	9/27 at 100.00	BBB–	3,863,055
2,350	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple	9/26 at 100.00	BBB+	2,569,231
	Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/41 (AMT)
1,050	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue	7/25 at 100.00	BBB+	1,155,494
	Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/40
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/22 at 100.00	Baa3	1,640,460
	Healthcare, Series 2011A, 6.125%, 1/01/36
6,635	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools	5/28 at 100.00	AA	7,727,585
	Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/47
27,565	Total Maryland			31,162,046
	Massachusetts – 1.1%
2,100	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A+	2,309,454
	Obligated Group, Series 2013, 5.250%, 11/15/41
2,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	3,173,684
	Green Bonds, Series 2015D, 5.000%, 7/01/44
1,105	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/26 at 100.00	BBB	1,240,208
	Series 2016E, 5.000%, 7/01/36
2,765	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A1	3,153,372
	Issue, Series 2016N, 5.000%, 12/01/46
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk
	University, Refunding Series 2009A:
1,530	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,540,526
770	5.750%, 7/01/39	7/19 at 100.00	Baa2	775,174
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	AAA	10,014,714
	Series 2013A, 5.000%, 5/15/43
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A+	766,723
	Series 1997A, 0.000%, 1/01/29 – NPFG Insured
320	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6,	6/19 at 100.00	Aaa	321,040
	5.500%, 8/01/30
21,585	Total Massachusetts			23,294,895
	Michigan – 2.9%
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds,
	Refunding Series 2013:
1,855	6.000%, 10/01/33	10/23 at 100.00	N/R	1,859,155
2,520	6.000%, 10/01/43	10/23 at 100.00	N/R	2,444,526
3,090	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series	6/19 at 100.00	B–	3,055,392
	1998A, 5.500%, 5/01/21
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	1,532,601
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
15	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A,	6/19 at 100.00	A	15,029
	4.500%, 7/01/35 – NPFG Insured
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A	3,652,950
	5.500%, 7/01/29 – NPFG Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	6/19 at 100.00	A+	5,013
	7/01/34 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	6/19 at 100.00	A2	$ 5,013
	7/01/34 – NPFG Insured
	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds,
	Bronson Methodist Hospital, Remarketed Series 2006:
1,105	5.250%, 5/15/36 – AGM Insured (Pre-refunded 5/15/20)	5/20 at 100.00	A2 (4)	1,145,222
895	5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	920,561
1,950	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	A+	2,086,461
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2011MI:
15	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	16,260
4,585	5.000%, 12/01/39	12/21 at 100.00	AA–	4,903,062
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding	6/22 at 100.00	AA–	5,391,000
	Series 2015MI, 5.000%, 12/01/35
3,315	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	3,885,876
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
6,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	AA+	6,313,140
	Group, Refunding and Project Series 2010F-6, 4.000%, 11/15/47
2,155	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series	10/20 at 100.00	AAA	2,256,996
	2010, 5.000%, 10/01/29 (Pre-refunded 10/01/20)
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	Aa2	5,406,000
	2011-II-A, 5.375%, 10/15/41
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	11,705,900
	2015-I, 5.000%, 4/15/30
2,890	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	3,066,579
1,100	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A	1,247,444
	County Airport, Series 2015D, 5.000%, 12/01/45
55,915	Total Michigan			60,914,180
	Minnesota – 0.3%
1,400	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A,	6/19 at 100.00	BBB+	1,416,548
	5.000%, 5/01/30
3,200	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding	No Opt. Call	AA	4,233,088
	Series 2016B, 5.000%, 11/15/34
1,480	University of Minnesota, General Obligation Bonds, Series 2016A, 5.000%, 4/01/41	4/26 at 100.00	Aa1	1,712,908
6,080	Total Minnesota			7,362,544
	Missouri – 0.7%
3,465	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	3,743,413
	CoxHealth, Series 2013A, 5.000%, 11/15/48
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care	6/20 at 100.00	AA– (4)	12,428,640
	System, Series 2010B, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
15,465	Total Missouri			16,172,053
	Montana – 0.6%
1,115	Billings, Montana, Sewer System Revenue Bonds, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	AA+	1,332,012
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
1,340	5.000%, 7/01/30	7/28 at 100.00	BBB	1,543,841
1,415	5.000%, 7/01/31	7/28 at 100.00	BBB	1,619,312
1,980	5.000%, 7/01/32	7/28 at 100.00	BBB	2,274,485
2,135	5.000%, 7/01/33	7/28 at 100.00	BBB	2,440,967
3,045	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	3,566,274
	Series 2018A, 5.000%, 8/15/48
11,030	Total Montana			12,776,891

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.2%
$ 1,855	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	$ 2,009,670
	5.000%, 9/01/42
1,400	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	1,526,574
	Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45
3,255	Total Nebraska			3,536,244
	Nevada – 3.4%
5,075	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	5,201,114
	Clark County, Nevada, General Obligation Bonds, Limited Tax, Additionally Secured by
	Pledged Revenues, Transportation Improvement Series 2018B:
2,000	5.000%, 12/01/33	12/28 at 100.00	AA+	2,445,940
5,000	5.000%, 12/01/35	12/28 at 100.00	AA+	6,075,100
5,000	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company	No Opt. Call	A+	4,998,350
	Projects, Series 2016B, 1.850%, 10/01/29 (Mandatory Put 4/15/22)
5,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	Aa3	5,822,650
	Bonds, Series 2018B, 5.000%, 7/01/43
8,500	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	10,105,650
	5.250%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,220	5.000%, 6/01/33	12/24 at 100.00	AA+	5,995,274
10,000	5.000%, 6/01/34	12/24 at 100.00	AA+	11,459,900
9,000	5.000%, 6/01/39	12/24 at 100.00	AA+	10,282,050
6,205	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water	6/26 at 100.00	AA+	7,145,058
	Improvement Series 2016A, 5.000%, 6/01/41
2,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	A3	2,323,280
	Transportation Rail Access Corridor Project, Series 2018A, 5.000%, 6/01/48
250	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno	12/28 at 100.00	AA	294,545
	Transportation Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/33 – AGM Insured
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales	5/19 at 100.00	Ba3	1,501,545
	Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28
64,750	Total Nevada			73,650,456
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated	10/19 at 100.00	Baa1 (4)	1,527,795
	Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)
	New Jersey – 3.9%
930	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,026,887
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
6,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	A–	6,896,040
	Refunding Series 2016BBB, 5.500%, 6/15/31
5,990	New Jersey Economic Development Authority, School Facilities Construction Bonds,	No Opt. Call	AA	7,093,717
	Series 2005N-1, 5.500%, 9/01/25 – AGM Insured
4,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/23 at 100.00	A–	4,341,040
	Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/19 at 100.00	BB+	3,309,702
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
9,420	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	5,957,020
	Appreciation Series 2010A, 0.000%, 12/15/31
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A–	20,298,000
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	16,786,170

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,	6/23 at 100.00	A–	$ 4,872,420
	Series 2013AA, 5.000%, 6/15/29
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
2,750	5.250%, 6/15/32	6/25 at 100.00	A–	3,044,992
2,150	5.250%, 6/15/34	6/25 at 100.00	A–	2,368,418
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 5.000%, 1/01/40	1/28 at 100.00	A+	2,350,380
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L,	5/23 at 100.00	Aa3	1,255,878
	5.000%, 5/01/43
2,720	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	2,840,986
	Bonds, Series 2018B, 5.000%, 6/01/46
101,895	Total New Jersey			82,441,650
	New Mexico – 0.0%
245	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	252,308
	New York – 5.4%
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	4,372,200
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/42
1,950	Long Island Power Authority, New York, Electric System General Revenue Bonds,	9/28 at 100.00	A–	2,321,963
	Series 2018, 5.000%, 9/01/39
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A– (4)	13,731,711
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee	6/19 at 100.00	Baa1	9,860,835
	Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Series 2009EE-2:
3,080	5.250%, 6/15/40	6/19 at 100.00	N/R	3,093,460
445	5.250%, 6/15/40	6/19 at 100.00	Aa1	446,838
10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	11,863,800
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/43
7,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	8,391,110
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/37
11,755	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	12,659,782
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
5,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	6,386,355
	Center Project, Series 2011, 5.750%, 11/15/51
8,500	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	9,920,775
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project,
	Series 2018, 5.000%, 1/01/33 (AMT)
8,270	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	8,975,266
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	10,505,414
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
7,550	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	8,927,195
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
3,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	3,406,320
	Refunding Series 2015A, 5.000%, 11/15/50
650	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B+	702,858
	5.000%, 6/01/24
104,405	Total New York			115,565,882

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.0%
$ 1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	$ 1,579,170
	Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37
1,520	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,782,504
	Project, Refunding Series 2016B, 5.000%, 10/01/44
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot
	Lanes Project, Series 2015:
2,155	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	2,356,557
4,175	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB–	4,509,000
1,000	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant	11/20 at 100.00	Aa3	1,034,030
	Health Inc., Series 2010A, 4.750%, 11/01/43
2,010	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/20 at 100.00	N/R (4)	2,080,692
	University Health System, Series 2010A, 5.000%, 6/01/42 (Pre-refunded 6/01/20)
2,995	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	BBB–	3,272,277
	5.000%, 7/01/51
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding
	Senior Lien Series 2017:
1,625	5.000%, 1/01/30	1/27 at 100.00	BBB	1,878,971
1,850	5.000%, 1/01/32	1/27 at 100.00	BBB	2,118,361
18,830	Total North Carolina			20,611,562
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding	11/21 at 100.00	A+	8,692,868
	Series 2011, 6.250%, 11/01/31
1,840	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	A–	2,077,434
	Obligated Group, Series 2017A, 5.000%, 12/01/42
9,660	Total North Dakota			10,770,302
	Ohio – 3.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
12,205	5.875%, 6/01/30	5/19 at 100.00	B–	11,686,287
4,020	6.000%, 6/01/42	5/19 at 100.00	B–	3,961,710
11,940	5.875%, 6/01/47	5/19 at 100.00	B–	11,343,239
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	16,204,231
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,195	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/27 at 100.00	Aa2	1,432,028
	Refunding & Improvement Series 2017A, 5.000%, 11/01/32
3,485	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	3,681,903
	4.000%, 12/01/46
5,000	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018,	6/28 at 100.00	AAA	5,961,450
	5.000%, 6/01/43
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,	11/21 at 100.00	Baa1 (4)	1,916,148
	Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
13,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	13,000,000
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21) (7)
4,110	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	4,565,059
	Bypass Project, Series 2015, 5.000%, 12/31/39 – AGM Insured (AMT)
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	5,408,323
	Series 2013A-1, 5.000%, 2/15/48
78,075	Total Ohio			79,160,378

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.1%
$ 1,350	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R	$ 1,518,561
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A
4,000	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding	7/26 at 100.00	AAA	4,691,360
	Series 2016, 5.000%, 7/01/36
	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist
	Medical Center, Refunding Series 2015A:
1,590	5.000%, 8/15/27	8/25 at 100.00	A+	1,867,487
1,250	5.000%, 8/15/29	8/25 at 100.00	A+	1,455,313
1,935	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	2,204,758
	Project, Series 2018B, 5.250%, 8/15/43
10,000	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior	1/26 at 100.00	AA–	11,438,800
	Series 2017A, 5.000%, 1/01/42
20,125	Total Oklahoma			23,176,279
	Oregon – 0.7%
6,585	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Refunding	5/27 at 100.00	AAA	8,102,250
	Senior Lien Series 2017B, 5.000%, 11/15/28
5,330	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	Aa2	6,258,539
11,915	Total Oregon			14,360,789
	Pennsylvania – 1.1%
2,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A,	1/29 at 100.00	A+	3,016,900
	5.000%, 1/01/36
3,155	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds,	2/27 at 100.00	AA	3,623,643
	Geisinger Health System, Series 2017A-2, 5.000%, 2/15/39
	Pennsylvania State University, Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 9/01/35	9/26 at 100.00	Aa1	1,566,481
2,000	5.000%, 9/01/41	9/26 at 100.00	Aa1	2,332,240
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
1,405	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,524,903
1,310	5.000%, 12/01/41	12/21 at 100.00	A2	1,383,596
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue	12/22 at 100.00	AA–	8,010,150
	Bonds, Subordinate Series 2013A, 5.000%, 12/01/43
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate	12/26 at 100.00	AA–	1,240,000
	Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)
1,350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/28 at 100.00	Baa3	1,501,362
	Series 2017, 5.000%, 1/01/38 (AMT)
21,795	Total Pennsylvania			24,199,275
	South Carolina – 1.7%
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,760	0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	10,190,646
9,535	0.000%, 1/01/29 – AGC Insured	No Opt. Call	AA	7,353,964
8,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A+	8,974,560
	Series 2016B, 5.000%, 12/01/56
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A+	6,086,355
	Improvement Series 2015A, 5.000%, 12/01/50
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations,	6/24 at 100.00	A+	3,838,436
	Series 2014A, 5.500%, 12/01/54
39,250	Total South Carolina			36,443,961

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.6%
$ 2,260	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	$ 2,651,229
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
3,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program	11/27 at 100.00	AA+	3,562,740
	Bonds, Series 2017A, 5.000%, 11/01/42
7,245	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%,	5/23 at 100.43	A3	7,681,221
	5/01/48 (Mandatory Put 5/01/23)
12,505	Total Tennessee			13,895,190
	Texas – 16.0%
14,355	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2018, 4.000%,	2/27 at 100.00	Aa1	15,359,994
	2/15/43, (UB) (6)
2,420	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien	1/23 at 100.00	A–	2,605,469
	Series 2013A, 5.000%, 1/01/43
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement	11/21 at 100.00	A+	7,953,450
	Series 2012D, 5.000%, 11/01/38 (AMT)
240	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System,	9/24 at 100.00	BBB–	259,541
	Series 2014A, 5.250%, 9/01/44
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of	8/23 at 100.00	A–	5,284,750
	Obligation Series 2013, 5.000%, 8/15/39
	Fort Bend County Municipal Utility District 50, Texas, General Obligation Bonds, Series 2018A:
2,600	4.000%, 9/01/46 – AGM Insured	9/23 at 100.00	AA	2,659,384
5,500	4.000%, 9/01/48 – AGM Insured	9/23 at 100.00	AA	5,623,750
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA+	29,550,166
	Lien Series 2013B, 5.000%, 4/01/53
2,845	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	2,946,111
	Houston Methodist Hospital System, Series 2015, 4.000%, 12/01/45
7,295	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation	11/31 at 39.79	AA	1,875,545
	Refunding Senior Lien Series 2014A, 0.000%, 11/15/50 – AGM Insured
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	Baa2	9,055,900
	0.000%, 11/15/27 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	A3	475,949
1,845	5.000%, 11/15/32	11/24 at 100.00	A3	2,066,179
14,905	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	7,286,756
	0.000%, 11/15/33 – NPFG Insured
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
1,590	5.000%, 7/01/43	7/28 at 100.00	A1	1,878,203
2,290	5.000%, 7/01/48	7/28 at 100.00	A1	2,694,002
4,045	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2014A,	No Opt. Call	AA	4,290,531
	5.000%, 3/01/21
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A	18,621,949
12,940	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	9,321,588
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	6,876,700
19,500	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	12,758,070
5,120	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/25 at 100.00	AAA	5,836,339
	Obligation Bonds, Refunding Series 2015A, 5.000%, 8/15/39
4,510	Leander Independent School District, Williamson and Travis Counties, Texas, General	8/26 at 100.00	AAA	5,195,024
	Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/22 at 100.00	A3	$ 2,176,820
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012,
	5.000%, 11/01/28 (AMT)
	Lubbock, Texas, Electric Light and Power System, Revenue Bonds, Series 2018:
2,170	5.000%, 4/15/40	4/28 at 100.00	AA–	2,542,719
3,930	5.000%, 4/15/43	4/28 at 100.00	AA–	4,591,222
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,862,998
	Series 2011A, 7.250%, 4/01/36
5,420	North Texas Municipal Water District, Water System Revenue Bonds, Refunding &	3/22 at 100.00	AAA	5,901,025
	Improvement Series 2012, 5.000%, 9/01/26
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital
	Appreciation Series 2008I:
30,000	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	36,354,000
5,220	6.500%, 1/01/43	1/25 at 100.00	A+	6,410,839
15,450	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	AA	9,345,241
	0.000%, 1/01/36 – AGC Insured
9,020	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	9,848,667
	5.000%, 1/01/40
8,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2017B,	1/27 at 100.00	A	9,174,000
	5.000%, 1/01/43
9,100	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,	1/25 at 100.00	A	10,378,459
	Series 2015A, 5.000%, 1/01/32
2,000	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	6/19 at 100.00	A3	2,000,400
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	372,313
4,455	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	4,672,270
1,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	1,996,663
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
6,740	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	7,816,243
	Senior Lien Series 2008D, 6.250%, 12/15/26
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
2,500	5.000%, 12/15/26	12/22 at 100.00	A3	2,741,075
10,400	5.000%, 12/15/32	12/22 at 100.00	A3	11,237,720
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/22 at 100.00	A–	7,697,104
	Tier Refunding Series 2012A, 5.000%, 8/15/41
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First	8/24 at 100.00	A–	3,358,890
	Tier Refunding Series 2015B, 5.000%, 8/15/37
1,750	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second	8/24 at 100.00	BBB+	1,955,240
	Tier Refunding Series 2015C, 5.000%, 8/15/33
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	4,761,075
	2002A, 0.000%, 8/15/25 – AMBAC Insured
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
12,500	4.000%, 10/15/42 (UB) (6)	10/27 at 100.00	AAA	13,561,125
6,500	5.000%, 10/15/42	10/27 at 100.00	AAA	7,713,680
10,000	4.000%, 10/15/47 (UB) (6)	10/27 at 100.00	AAA	10,785,600
355,610	Total Texas			339,730,738

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.9%
$ 5,345	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A+	$ 6,227,566
3,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	A+	4,134,410
	Salt Lake County, Utah, Sales Tax Revenue Bonds, TRCC Series 2017:
695	5.000%, 2/01/36	2/27 at 100.00	AAA	822,387
1,150	5.000%, 2/01/37	2/27 at 100.00	AAA	1,353,815
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project,
	Refunding Series 2017A:
1,250	5.000%, 9/01/29	3/28 at 100.00	A	1,511,087
1,000	5.000%, 9/01/30	3/28 at 100.00	A	1,200,840
1,250	5.000%, 9/01/31	3/28 at 100.00	A	1,487,488
660	5.000%, 9/01/32	3/28 at 100.00	A	782,641
540	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	634,365
	5.000%, 3/01/37
15,390	Total Utah			18,154,599
	Virginia – 2.3%
1,805	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	2,024,398
	First Tier Series 2016, 5.000%, 7/01/46
14,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	14,969,158
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	13,005,200
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
4,355	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/19 at 100.00	B–	4,233,191
	Bonds, Series 2007B1, 5.000%, 6/01/47
4,350	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	4,761,031
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	4,478,744
1,355	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,495,744
3,770	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	4,073,636
43,925	Total Virginia			49,041,102
	Washington – 2.9%
	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016:
1,930	5.000%, 2/01/29	2/26 at 100.00	AA–	2,278,635
1,000	5.000%, 2/01/30	2/26 at 100.00	AA–	1,174,390
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue
	Bonds, Series 2017:
1,175	5.000%, 12/01/38	6/27 at 100.00	A+	1,352,425
5,000	5.000%, 12/01/41	6/27 at 100.00	A+	5,724,400
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	3,960,079
	Research Center, Series 2011A, 5.625%, 1/01/35
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	2,538,864
	Center, Series 2010, 5.375%, 12/01/33 (Pre-refunded 12/01/20)
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	13,098,960
	Services, Refunding Series 2012A, 5.000%, 10/01/33
1,310	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	1,497,592
	Center, Series 2017, 5.000%, 8/15/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue
	Bonds, Series 2018:
$ 2,715	5.000%, 7/01/36	7/28 at 100.00	A1	$ 3,191,673
7,200	5.000%, 7/01/48	7/28 at 100.00	A1	8,306,568
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	7,168,070
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	12,278,401
63,805	Total Washington			62,570,057
	West Virginia – 0.5%
1,830	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	2,105,195
	Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	3,329,250
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
3,570	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	4,215,349
	5.000%, 6/01/43
8,400	Total West Virginia			9,649,794
	Wisconsin – 2.4%
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	11/21 at 100.00	AA+	5,350,100
	Alliance Senior Credit Group, Series 2012D, 5.000%, 11/15/41
3,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/26 at 100.00	AA+	3,517,601
	Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health,	11/19 at 100.00	AA+	7,230,903
	Senior Credit Group, Series 2010E, 5.000%, 11/15/33
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	2,473,776
	Series 2012B, 5.000%, 2/15/40
4,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	4,671,204
	Inc., Series 2012, 5.000%, 6/01/39
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,
	Inc., Series 2011A:
3,500	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	3,780,805
5,000	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	5,425,600
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	7,297,554
	Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare	6/20 at 100.00	AA– (4)	10,357,200
	System, Series 2010A, 5.000%, 6/01/30 (Pre-refunded 6/01/20)
47,350	Total Wisconsin			50,104,743
	Wyoming – 0.2%
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	7/19 at 100.00	A	2,050,853
	Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,981,886
3,885	Total Wyoming			4,032,739
$ 2,185,028	Total Municipal Bonds (cost $1,942,362,830)			2,128,101,948

NUV	Nuveen Municipal Value Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 782	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$ 519,995
224	Las Vegas Monorail Company, Senior Interest Bonds (7), (8), (9)	5.500%	7/15/55	N/R	111,543
$ 1,006	Total Corporate Bonds (cost $36,752)				631,538
	Total Long-Term Investments (cost $1,942,399,582)				2,128,733,486
	Floating Rate Obligations – (1.8)%				(37,705,000)
	Other Assets Less Liabilities – 1.8%				37,558,881
	Net Assets Applicable to Common Shares – 100%				$ 2,128,587,367

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that Increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan.  In return, the Fund received one or more senior interest corporate bonds.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, Income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.1%
	MUNICIPAL BONDS – 96.1%
	Alaska – 0.2%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
$ 115	4.625%, 6/01/23	5/19 at 100.00	A3	$ 115,032
385	5.000%, 6/01/46	5/19 at 100.00	B3	376,823
500	Total Alaska			491,855
	Arizona – 1.5%
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	3,839,806
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
	California – 13.6%
1,790	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	2,015,021
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
1,730	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,258,835
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
340	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	Baa3	391,428
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 12.990%,	3/20 at 100.00	AA	558,455
	3/01/40 – AGM Insured, 144A (IF) (4)
540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	543,634
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
2,040	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	AA–	2,630,315
	Airport, Refunding Series 2019C, 5.000%, 5/15/30
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	664,034
	Series 2009A, 6.500%, 11/01/39
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	8/29 at 100.00	BB+	13,505,922
	8/01/38 – AGC Insured (5)
1,030	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	633,759
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/35
2,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	2,869,078
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
12,955	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	7,312,061
	Election Series 2012G, 0.000%, 8/01/35 – AGM Insured
5,185	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 36.88	AA	1,562,603
	Refunding Series 2015, 0.000%, 8/01/44
700	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	625,436
	Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured
39,930	Total California			34,570,581
	Colorado – 5.6%
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,136,980
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,699,065
5,885	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%,	No Opt. Call	BBB+	3,491,453
	9/01/34 – NPFG Insured

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 67.94	A	$ 2,370,864
	9/01/27 – NPFG Insured
4,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/19 at 100.00	AA (6)	4,110,800
	Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,491,750
	Springs Utilities, Series 2008, 6.500%, 11/15/38
16,990	Total Colorado			14,300,912
	Florida – 7.9%
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	595,585
1,605	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,767,940
	5.000%, 11/15/45
535	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	A1	597,969
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/19 at 100.00	A2 (6)	9,653,615
	Series 2009A, 5.500%, 10/01/41 (Pre-refunded 10/01/19) (UB) (4)
3,350	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding	10/25 at 100.00	AA–	3,903,487
	Series 2017B, 5.000%, 10/01/32
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	585,771
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
860	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	6/19 at 100.00	N/R	860,413
	Capital Appreciation, Series 2012A-3, 6.610%, 5/01/40 (5)
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	313,012
	Capital Appreciation, Series 2012A-4, 6.610%, 5/01/40 (5)
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/19 at 100.00	N/R	5
	Series 2007-3, 6.450%, 5/01/23 (7)
30	Tolomato Community Development District, Florida, Special Assessment Bonds, Non	6/19 at 100.00	N/R	29,997
	Performing Parcel Series 2007-1 RMKT, 6.450%, 5/01/23
1,315	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	1,079,720
	Series 2015-1, 6.610%, 5/01/40
805	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	543,077
	Series 2015-2, 6.610%, 5/01/40
880	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	9
	Series 2015-3, 6.610%, 5/01/40 (7)
20,790	Total Florida			19,930,600
	Georgia – 3.4%
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,071,640
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	2,399,500
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,470	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,651,868
	Series 20188HH, 5.000%, 1/01/44
2,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien	1/25 at 100.00	A2	2,202,740
	Series 2015A, 5.000%, 1/01/35
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA+	1,163,930
	Refunding Series 2016A, 5.000%, 10/01/46
7,470	Total Georgia			8,489,678

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 9.2%
$ 2,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	$ 2,317,480
	Series 2016, 6.000%, 4/01/46
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
470	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	276,069
3,000	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	1,452,780
2,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/38	11/27 at 100.00	AA	2,291,240
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A,	8/19 at 100.00	N/R (6)	5,097,635
	6.000%, 8/15/39 (Pre-refunded 8/15/19)
3,500	Illinois Finance Authority, State of Illinois Clean Water Initiative Revolving Fund	1/27 at 100.00	AAA	4,095,980
	Revenue Bonds, Series 2017, 5.000%, 7/01/37
525	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB–	574,549
11,420	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	5,495,647
	Expansion Project, Series 2002A, 0.000%, 12/15/37 – NPFG Insured
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	693,050
	6.000%, 10/01/42
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
300	0.000%, 11/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa2 (6)	273,951
745	0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A+	664,860
29,610	Total Illinois			23,233,241
	Indiana – 0.5%
1,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%,	No Opt. Call	AA	1,315,140
	2/01/25 – AMBAC Insured
	Iowa – 1.2%
3,075	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/19 at 100.00	B2	3,044,557
	5.375%, 6/01/38
	Kentucky – 3.2%
1,150	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern	1/26 at 100.00	A1	1,359,818
	Kentucky International Airport, Series 2016, 5.000%, 1/01/29
2,500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	12/22 at 100.00	AA	2,710,500
	Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/47 – AGM Insured
3,750	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	3,987,412
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
7,400	Total Kentucky			8,057,730
	Maine – 1.3%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin	No Opt. Call	Aa2 (6)	3,381,957
	College, Tender Option Bond Trust 2016-XL0014, 9.209%, 7/01/39, 144A
	(Pre-refunded 7/01/19) (IF) (4)
	Maryland – 3.7%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,150,100
2,250	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,565,495
5,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	5,656,600
	Health Issue, Series 2017A, 5.000%, 5/15/42
8,250	Total Maryland			9,372,195
	Massachusetts – 0.4%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option	8/19 at 100.00	AAA	1,023,150
	Bond Trust 2015-XF2186, 9.208%, 8/01/38, 144A (IF) (4)

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.7%
$ 3,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/22 at 100.00	AA–	$ 3,241,620
	Refunding Series 2017A-MI, 5.000%, 12/01/47
1,000	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter	11/28 at 100.00	Aa3	1,172,210
	County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43
4,000	Total Michigan			4,413,830
	Minnesota – 1.0%
1,145	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/47	12/26 at 100.00	Aa3	1,323,986
1,000	University of Minnesota, General Obligation Bonds, Series 2017A, 5.000%, 9/01/36	9/27 at 100.00	Aa1	1,199,320
2,145	Total Minnesota			2,523,306
	Montana – 0.5%
	Missoula City, Montana, Water System Revenue Bonds, Series 2019A:
685	5.000%, 7/01/25	No Opt. Call	A+	812,150
300	5.000%, 7/01/26	No Opt. Call	A+	362,829
985	Total Montana			1,174,979
	Nebraska – 0.2%
500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	541,690
	5.000%, 9/01/42
	Nevada – 6.4%
3,000	Clark County, Nevada, General Obligation Bonds, Limited Tax, Additionally Secured by	12/28 at 100.00	AA+	3,668,910
	Pledged Revenues, Transportation Improvement Series 2018B, 5.000%, 12/01/33
4,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	4,755,600
	5.250%, 7/01/43
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	BBB+ (6)	5,455,342
	8.000%, 6/15/30 (Pre-refunded 6/15/19)
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding	12/24 at 100.00	AA+	2,284,900
	Series 2015, 5.000%, 6/01/39
14,415	Total Nevada			16,164,752
	New Jersey – 4.9%
935	New Jersey Economic Development Authority, School Facilities Construction Bonds,	No Opt. Call	BBB+	1,134,211
	Series 2005N-1, 5.500%, 9/01/27 – NPFG Insured
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	1,048,370
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds,	No Opt. Call	A–	1,278,025
	Series 2005K, 5.500%, 12/15/19 – AMBAC Insured
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and
	Dentistry of New Jersey, Refunding Series 2009B:
2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	2,144,501
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,014,250
5,020	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	3,174,548
	Appreciation Series 2010A, 0.000%, 12/15/31
255	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,	6/25 at 100.00	BBB+	277,320
	Series 2015AA, 5.250%, 6/15/41
355	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	370,790
	Bonds, Series 2018B, 5.000%, 6/01/46
13,950	Total New Jersey			12,442,015

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 4.1%
$ 3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	$ 3,979,530
	Series 2007, 5.500%, 10/01/37
1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds,	9/27 at 100.00	A–	1,745,940
	Series 2017, 5.000%, 9/01/42
2,050	Long Island Power Authority, New York, Electric System General Revenue Bonds,	9/28 at 100.00	A–	2,441,038
	Series 2018, 5.000%, 9/01/39
1,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World	11/21 at 100.00	A	1,644,555
	Trade Center Project, Series 2011, 5.750%, 11/15/51
430	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	455,146
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
8,480	Total New York			10,266,209
	North Carolina – 1.7%
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	1,174,900
	Project, Refunding Series 2016B, 5.000%, 7/01/42
2,360	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant	11/20 at 100.00	Aa3	2,440,311
	Health Inc, Series 2010A, 4.750%, 11/01/43
700	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/27 at 100.00	BBB	801,542
	Senior Lien Series 2017, 5.000%, 1/01/32
4,060	Total North Carolina			4,416,753
	Ohio – 3.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	5/19 at 100.00	Caa3	2,025,112
5,910	6.500%, 6/01/47	5/19 at 100.00	B–	5,895,934
1,305	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Series 2017OH,	6/27 at 100.00	AA–	1,378,733
	4.000%, 12/01/46
9,330	Total Ohio			9,299,779
	Oklahoma – 0.1%
255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	290,550
	Project, Series 2018B, 5.250%, 8/15/43
	South Carolina – 1.7%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2,	No Opt. Call	AA	4,191,798
	0.000%, 1/01/29 – AGC Insured
	Tennessee – 0.3%
605	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	709,731
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
	Texas – 12.0%
1,000	Austin Community College District Public Facility Corporation, Texas, Lease Revenue	8/27 at 100.00	AA	1,146,680
	Bonds, Highland Campus – Building 3000 Project, Series 2018A, 5.000%, 8/01/42
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2017, 5.000%, 11/15/35	11/26 at 100.00	AA	2,361,900
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+	2,069,809
	Series 2013A, 5.500%, 4/01/53
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,000	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,962,780
7,935	0.000%, 9/01/33 – AMBAC Insured	No Opt. Call	A	4,928,111
2,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	No Opt. Call	A+	2,254,460
	Transmission Services Corporation Project, Refunding Series 2019, 5.000%, 5/15/23

NUW	Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/25 at 100.00	A+	$ 1,023,217
	5.000%, 1/01/45
250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	285,238
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	BBB	1,620,825
	Series 2012, 5.000%, 12/15/32
7,635	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/26 at 100.00	AAA	8,232,821
	Trust Series 2016, 4.000%, 10/15/41
2,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/27 at 100.00	AAA	2,712,225
	Trust Series 2017A, 4.000%, 10/15/42 (UB) (4)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2010:
2,000	0.000%, 8/15/33	8/20 at 50.47	AAA	975,920
1,945	0.000%, 8/15/38	8/20 at 37.79	AAA	708,777
34,535	Total Texas			30,282,763
	Utah – 0.7%
1,405	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	A+	1,636,994
	Virginia – 1.4%
1,160	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	BBB	1,293,029
	First Tier Series 2016, 5.000%, 7/01/51
1,400	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	1,305,556
	Appreciation Series 2012B, 4.875%, 7/15/40 (5)
1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	BBB+	1,060,890
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
3,560	Total Virginia			3,659,475
	Washington – 2.2%
3,330	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	AA+	2,578,985
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/29 – NPFG Insured
690	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical	8/27 at 100.00	BBB	788,808
	Center, Series 2017, 5.000%, 8/15/30
2,015	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	2,324,685
	Bonds, Series 2018, 5.000%, 7/01/48
6,035	Total Washington			5,692,478
	West Virginia – 1.4%
235	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington	1/29 at 100.00	BBB+	270,339
	Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/36
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	1,664,625
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
1,430	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2018,	6/28 at 100.00	AA–	1,688,501
	5.000%, 6/01/43
3,165	Total West Virginia			3,623,465

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.4%
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	$ 1,066,840
	Series 2012B, 5.000%, 2/15/27
$ 256,755	Total Long-Term Investments (cost $219,088,442)			243,448,809
	Floating Rate Obligations – (3.6)%			(9,125,000)
	Other Assets Less Liabilities – 7.5% (8)			19,063,634
	Net Assets Applicable to Common Shares–100%			$ 253,387,443

Investments in Derivatives
Futures contracts

Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury 10-Year Note	Short	(84)	6/19	$(10,338,070)	$(10,388,438)	$(50,368)	$(19,688)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9%
	MUNICIPAL BONDS – 98.9%
	Alabama – 0.8%
$ 500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	$ 643,005
	5.000%, 9/01/46
100	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	107,293
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
	(WI/DD, Settling 5/16/19)
600	Total Alabama			750,298
	Arizona – 2.5%
600	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	662,940
	Project, Refunding Series 2014A, 5.000%, 12/01/39
1,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	1,120,500
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
515	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	630,128
	Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28
2,115	Total Arizona			2,413,568
	California – 16.9%
5,000	Adelanto School District, San Bernardino County, California, General Obligation Bonds,	No Opt. Call	A+	4,692,450
	Series 1997A, 0.000%, 9/01/22 – NPFG Insured
	Brea Olinda Unified School District, Orange County, California, General Obligation
	Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	AA	1,924,240
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	AA–	1,948,946
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,947,411
255	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/19 at 100.00	A3	259,146
	Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	536,510
	Health, Series 2018A, 4.000%, 11/15/42
365	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	415,049
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	10/19 at 100.00	BBB+	381,562
	Homes of the West, Series 2010, 6.000%, 10/01/29
275	California Statewide Communities Development Authority, Revenue Bonds, Front Porch	4/27 at 100.00	A	292,033
	Communities and Services Project, Series 2017A, 4.000%, 4/01/36
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of	6/19 at 100.00	CC	982,980
	Charity Health System, Series 2005A, 5.500%, 7/01/39
250	Madera County, California, Certificates of Participation, Children’s Hospital Central	3/20 at 100.00	A1 (5)	258,443
	California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	442,119
	Series 2009A, 7.000%, 11/01/34
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	A– (5)	263,343
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A– (5)	415,592
	Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24 (Pre-refunded 2/01/21)
500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	554,860
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+ (5)	$ 1,116,440
	Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22 (Pre-refunded 12/01/21)
16,645	Total California			16,431,124
	Colorado – 9.8%
	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,
	Refunding Series 2013A:
150	5.125%, 12/01/29	12/23 at 100.00	BBB	168,333
250	5.375%, 12/01/33	12/23 at 100.00	BBB–	281,118
350	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The	6/27 at 100.00	BBB	389,827
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/42
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	535,345
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,018,390
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
750	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1,	11/23 at 100.00	AA	836,475
	5.000%, 11/15/38
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B,	11/22 at 100.00	AA–	1,095,560
	5.000%, 11/15/32
1,395	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A+	1,620,906
	2018A, 5.000%, 12/01/48 (AMT)
110	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	121,125
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (5)	1,070,330
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	578,620
	Springs Utilities, Series 2008, 6.125%, 11/15/23
1,100	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and	12/27 at 100.00	AA	1,271,325
	Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42
499	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding	12/23 at 100.00	N/R	526,305
	and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33
8,624	Total Colorado			9,513,659
	Delaware – 0.1%
100	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	112,013
	Series 2018, 5.000%, 6/01/48
	Florida – 6.1%
850	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	898,628
	Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1	535,765
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31
	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,
	Virgin Trains USA Passenger Rail Project , Series 2019A:
350	6.375%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/26)	1/20 at 105.00	N/R	359,530
350	6.500%, 1/01/49, 144A (AMT) (Mandatory Put 1/01/29)	1/20 at 105.00	N/R	358,936
500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	575,360
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
800	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	10/20 at 100.00	AA	835,800
	2010B, 5.000%, 10/01/35 – AGM Insured
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A,	10/22 at 100.00	AA–	1,089,110
	5.000%, 10/01/42
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	AA	540,436
	2010, 5.375%, 10/01/40

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 310	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A+	$ 328,045
	Health, Inc., Series 2012A, 5.000%, 10/01/42
405	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	6/19 at 100.00	N/R	405,470
	5.400%, 5/01/37
5,580	Total Florida			5,927,080
	Georgia – 1.9%
455	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	Aa3	524,065
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
490	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds,	11/23 at 100.00	BBB+	505,690
	Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
175	5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	178,036
325	5.250%, 11/01/34 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	AA (5)	330,918
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	323,394
	5.000%, 3/15/22
1,745	Total Georgia			1,862,103
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	265,465
	University, Series 2013A, 6.625%, 7/01/33
	Illinois – 10.2%
250	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	289,685
	Series 2016, 6.000%, 4/01/46
435	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	B+	456,598
	Refunding Series 2018D, 5.000%, 12/01/46
650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	761,000
	Series 2016A, 7.000%, 12/01/44
185	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49	1/29 at 100.00	BBB–	204,395
1,000	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural	11/24 at 100.00	A	1,056,310
	History, Series 2002RMKT, 4.500%, 11/01/36
280	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	287,090
	5.125%, 5/15/35
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	89,992
	2013A, 5.500%, 7/01/28
200	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	Baa1	219,292
	Refunding Series 2015C, 5.000%, 8/15/44
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/19 at 100.00	N/R (5)	507,570
	Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	A2 (5)	257,430
	Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
990	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB–	1,047,826
1,555	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	1,604,138
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
6,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BBB	1,085,580
	Bonds, Series 2017A, 0.000%, 12/15/56
205	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	BBB	108,986
	Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana	10/22 at 100.00	Baa1	492,475
	College, Series 2012, 5.000%, 10/01/27
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	870,872
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	$ 556,317
	6.000%, 10/01/32
14,320	Total Illinois			9,895,556
	Indiana – 1.9%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	528,439
	Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39
655	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+	707,040
	Project, Series 2013A, 5.000%, 7/01/44 (AMT)
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc.,	9/21 at 100.00	N/R (5)	571,040
	Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)
1,680	Total Indiana			1,806,519
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University	10/21 at 100.00	BBB	884,666
	of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26
	Kansas – 0.2%
220	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	6/19 at 100.00	BB+	220,359
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 0.5%
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/20 at 100.00	Baa3 (5)	525,800
	Medical Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)
	Louisiana – 0.2%
200	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	224,054
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
	Maine – 0.5%
500	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	530,225
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
	Maryland – 1.8%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds,	6/20 at 100.00	N/R (5)	1,044,270
	Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson	7/19 at 100.00	BB+	210,531
	Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	549,350
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45
1,710	Total Maryland			1,804,151
	Massachusetts – 0.6%
500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	A–	556,700
	Series 2016I, 5.000%, 7/01/46
	Michigan – 2.7%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A2	384,504
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
1,100	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	1,154,538
	2019A, 4.000%, 11/15/50 (WI/DD, Settling 5/02/19)
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA–	1,080,200
	2011-II-A, 5.375%, 10/15/36
2,455	Total Michigan			2,619,242

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 2.3%
$ 300	City of Minneapolis, Minnesota, Senior Housing and Healthcare Facilities Revenue Bonds,	11/22 at 100.00	N/R	$ 297,321
	Walker Minneapolis Campus Project, Series 2015, 4.625%, 11/15/31
1,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	1,125,730
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
300	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian	9/24 at 100.00	N/R	309,957
	Homes Bloomington Project, Refunding Series 2017, 4.250%, 9/01/37
500	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	538,385
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/39
2,100	Total Minnesota			2,271,393
	Mississippi – 1.1%
1,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/26 at 100.00	BBB+	1,117,370
	Healthcare, Series 2016A, 5.000%, 9/01/36
	Missouri – 3.3%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	10/19 at 100.00	A–	268,148
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
135	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	145,010
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/22 at 100.00	BBB–	1,046,530
	Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33
125	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	139,655
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
965	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional	2/22 at 100.00	BBB+	1,033,390
	Health System, Series 2012, 5.000%, 2/15/26
215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	233,135
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
335	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds,	10/23 at 100.00	N/R	336,186
	Missouri Valley College, Series 2017, 4.500%, 10/01/40
3,040	Total Missouri			3,202,054
	Nebraska – 0.4%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project,	5/21 at 100.00	Aa3	425,860
	Refunding Series 2011, 5.050%, 9/01/30
	New Jersey – 1.8%
100	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	107,123
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	121,806
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
545	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	BBB+	583,303
	2015AA, 5.000%, 6/15/45
830	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB+	929,791
	Bonds, Series 2018A, 5.250%, 6/01/46
1,585	Total New Jersey			1,742,023
	New York – 2.0%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	651,048
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
60	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB+	69,081
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
155	5.750%, 2/15/47	2/21 at 100.00	AA–	165,515
245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	263,187

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 538,485
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	280,497
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,855	Total New York			1,967,813
	North Carolina – 1.2%
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	1,148,570
	Series 2018, 5.000%, 1/01/40
	North Dakota – 0.7%
200	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/21 at 100.00	N/R (5)	213,960
	Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+	333,486
	2011, 6.250%, 11/01/31
100	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	104,090
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
600	Total North Dakota			651,536
	Ohio – 3.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
500	5.125%, 6/01/24	5/19 at 100.00	Caa3	470,015
285	5.375%, 6/01/24	5/19 at 100.00	Caa3	270,354
725	6.000%, 6/01/42	5/19 at 100.00	B–	714,487
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,862,945
	Center Project, Refunding Series 2011, 5.250%, 8/01/36
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	515,315
	Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30
3,760	Total Ohio			3,833,116
	Oklahoma – 0.3%
250	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	BB+	287,903
	Project, Series 2018B, 5.500%, 8/15/52
	Oregon – 1.3%
300	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project,	5/22 at 100.00	BBB	316,218
	Refunding Series 2014A, 5.000%, 5/01/40
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C,	6/22 at 100.00	A1	924,758
	5.000%, 6/15/29
1,150	Total Oregon			1,240,976
	Pennsylvania – 2.8%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital &	5/22 at 100.00	A	1,058,630
	Medical Center Project, Series 2012A, 5.000%, 11/01/40
560	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	615,658
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/36
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student	7/22 at 100.00	N/R (5)	1,100,230
	Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41 (Pre-refunded 7/01/22)
2,560	Total Pennsylvania			2,774,518
	South Dakota – 0.1%
100	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,	11/26 at 100.00	BB	102,914
	Series 2017, 5.125%, 11/01/47

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 2.4%
$ 1,250	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+	$ 1,344,087
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45
870	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,	9/26 at 100.00	BBB	959,523
	University Health System, Inc., Series 2016, 5.000%, 9/01/47
2,120	Total Tennessee			2,303,610
	Texas – 8.1%
670	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	748,202
	5.000%, 1/01/40
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	366,818
	Series 2013A, 5.125%, 10/01/43
500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	566,685
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	130,455
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible	9/31 at 100.00	N/R (5)	235,588
	Capital Appreciation Series 2011C, 7.000%, 9/01/43 (Pre-refunded 9/01/31) (4)
410	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	447,667
	5.000%, 1/01/40
500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series	1/25 at 100.00	A	562,840
	2015A, 5.000%, 1/01/38
240	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba2	250,054
	2014A, 5.000%, 2/01/34
295	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds,	No Opt. Call	A	356,183
	Series 2007, 5.500%, 8/01/27
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
1,165	5.000%, 12/15/27	12/22 at 100.00	BBB	1,274,895
505	5.000%, 12/15/28	12/22 at 100.00	A3	551,303
405	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	417,968
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	813,944
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010,
	7.000%, 6/30/40
1,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second	8/24 at 100.00	BBB+	1,120,080
	Tier Refunding Series 2015C, 5.000%, 8/15/32
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation	6/19 at 71.22	AAA	31,969
	Refunding Bonds, Series 1998, 0.000%, 8/15/25
7,165	Total Texas			7,874,651
	Virginia – 1.7%
1,265	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,384,530
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)
205	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	226,293
	Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (AMT)
1,470	Total Virginia			1,610,823
	West Virginia – 1.2%
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	1,125,490
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 6.4%
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 4	0.000%, 1/01/46, 144A	No Opt. Call	N/R	$ 116
4	0.000%, 1/01/47, 144A	No Opt. Call	N/R	114
4	0.000%, 1/01/48, 144A	No Opt. Call	N/R	112
4	0.000%, 1/01/49, 144A	No Opt. Call	N/R	110
3	0.000%, 1/01/50, 144A	No Opt. Call	N/R	108
4	0.000%, 1/01/51, 144A	No Opt. Call	N/R	117
99	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	89,929
4	0.000%, 1/01/52, 144A	No Opt. Call	N/R	116
4	0.000%, 1/01/53, 144A	No Opt. Call	N/R	114
4	0.000%, 1/01/54, 144A	No Opt. Call	N/R	112
4	0.000%, 1/01/55, 144A	No Opt. Call	N/R	110
4	0.000%, 1/01/56, 144A	No Opt. Call	N/R	108
4	0.000%, 1/01/57, 144A	No Opt. Call	N/R	106
4	0.000%, 1/01/58, 144A	No Opt. Call	N/R	104
3	0.000%, 1/01/59, 144A	No Opt. Call	N/R	103
3	0.000%, 1/01/60, 144A	No Opt. Call	N/R	102
3	0.000%, 1/01/61, 144A	No Opt. Call	N/R	100
3	0.000%, 1/01/62, 144A	No Opt. Call	N/R	98
3	0.000%, 1/01/63, 144A	No Opt. Call	N/R	96
3	0.000%, 1/01/64, 144A	No Opt. Call	N/R	95
3	0.000%, 1/01/65, 144A	No Opt. Call	N/R	94
3	0.000%, 1/01/66, 144A	No Opt. Call	N/R	92
42	0.000%, 1/01/67, 144A	No Opt. Call	N/R	1,193
1,000	Wisconsin Health and Educational Facilities Authority Revenue Bonds, PHW Oconomowoc,	10/23 at 102.00	N/R	1,039,530
	Inc. Project, Series 2018, 5.125%, 10/01/48
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A–	295,762
	System, Inc., Series 2010B, 5.000%, 4/01/30
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette	10/22 at 100.00	A2	525,365
	University, Series 2012, 4.000%, 10/01/32
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital,	5/21 at 100.00	N/R (5)	1,075,330
	Inc., Series 2011A, 5.500%, 5/01/31 (Pre-refunded 5/01/21)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care,	8/24 at 100.00	A+	1,097,090
	Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial	7/24 at 100.00	A	543,320
	Hospital, Inc., Series 2014B, 5.000%, 7/01/44
545	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s	9/23 at 100.00	BBB–	563,971
	Communities Inc., Series 2018A, 5.000%, 9/15/50
755	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	A1	802,656
	Lutheran, Series 2011A, 5.250%, 10/15/39
200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson	10/22 at 102.00	N/R	212,186
	Hollow Project Series 2014, 5.125%, 10/01/34
6,006	Total Wisconsin			6,248,559
$ 95,740	Total Long-Term Investments (cost $89,532,568)			96,271,761
	Other Assets Less Liabilities – 1.1%			1,071,988
	Net Assets Applicable to Common Shares – 100%			$ 97,343,749

NMI	Nuveen Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 124.0%
	MUNICIPAL BONDS – 124.0%
	Alabama – 0.4%
$ 1,350	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013A, 5.250%,	10/23 at 102.00	AA	$ 1,500,930
	10/01/48 – AGM Insured
	Arizona – 2.9%
1,585	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems,	1/22 at 100.00	AA–	2,020,764
	Tender Option Bond Trust 3256 As of 6/4/2015 Converted to Trust 2015-XF2046, 11.330%,
	7/01/36, 144A (IF) (4)
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	Aa3	2,030,300
	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation
	Bonds, Series 2009:
1,205	6.500%, 7/15/31 – BAM Insured	7/19 at 100.00	AA	1,216,809
1,295	6.500%, 7/15/31 – BAM Insured	7/19 at 100.00	AA	1,302,731
1,030	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (5)	1,137,676
	Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47 (Pre-refunded 7/01/21)
1,480	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development	5/22 at 100.00	BB–	1,631,049
	Bonds, Series 2012A, 9.750%, 5/01/25
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	61,788
	Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32
1,459	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds,	6/19 at 100.00	N/R	1,441,361
	Series 2005, 6.000%, 7/01/30
10,104	Total Arizona			10,842,478
	California – 10.1%
180	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	202,628
	Subordinate Lien Series 2016B, 5.000%, 10/01/37
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/19 at 100.00	AA–	2,200,528
	Services, Tender Option Bond Trust 2015-XF0120, 15.711%, 10/01/39, 144A (IF) (4)
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender
	Option Bond Trust 2016-XG0048:
300	16.110%, 8/15/26, 144A (IF) (4)	8/20 at 100.00	AA–	376,698
1,700	16.110%, 8/15/26, 144A (IF) (4)	8/20 at 100.00	AA–	2,134,622
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project,	11/19 at 100.00	A3 (5)	1,031,670
	Series 2009, 8.000%, 11/01/29 (Pre-refunded 11/01/19)
3,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	3,791,929
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist	10/19 at 100.00	BBB+	508,235
	Homes of the West, Series 2010, 5.750%, 10/01/25
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+	452,444
	Project, Subordinate Series 2011A, 7.000%, 12/01/36
490	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community	9/19 at 100.00	N/R (5)	498,051
	Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32
	(Pre-refunded 9/01/19)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
2,445	10.836%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	3,697,476
1,250	10.843%, 6/01/40, 144A (IF) (4)	6/25 at 100.00	A+	1,890,875
5,240	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	5/19 at 19.59	CCC+	836,566
	Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond	7/21 at 100.00	AAA	$ 4,087,777
	Trust 2017-XF2453, 22.387%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (4)
770	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement	5/19 at 100.00	N/R	770,008
	Asset-Backed Bonds, Series 2007A Turbo Current Interest, 4.625%, 6/01/21
225	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	226,501
	Series 2007B, 3.248%, 11/15/27 (3-month LIBOR* 67% reference rate +1.45% Spread) (6)
1,600	Los Angeles County, California, Community Development Commission Headquarters Office	9/21 at 100.00	Aa3	2,198,240
	Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc.,
	Tender Option Bond Trust 2016-XL0022, 14.228%, 9/01/42, 144A (IF) (4)
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/20 at 100.00	AA	544,477
	Airport, Senior Lien Series 2010A, 5.000%, 5/15/31
1,080	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (5)	1,212,700
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	1,281,814
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
675	Palm Drive Health Care District, Sonoma County, California, Certificates of	6/19 at 102.00	CCC+	660,933
	Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R (5)	271,813
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax	6/20 at 100.00	A– (5)	263,342
	Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	543,940
700	6.750%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	A– (5)	764,526
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue	2/21 at 100.00	BBB+ (5)	545,015
	Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27
	(Pre-refunded 2/01/21)
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (5)	394,470
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	1,020,260
	California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County,	12/19 at 100.00	A+ (5)	2,643,024
	California, Revenue Bonds, Tender Option Bond Trust 2015-XF0117, 12.676%,
	12/01/34, 144A (Pre-refunded 12/01/19) (IF) (4)
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment	6/21 at 100.00	A+	1,143,836
	Project, Series 2011A, 6.500%, 12/01/28
1,020	Western Placer Unified School District, Placer County, California, Certificates of	8/19 at 100.00	AA (5)	1,029,425
	Participation, Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured
35,625	Total California			37,223,823
	Colorado – 2.7%
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	820,942
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	272,900
26	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	–
	Series 2007, 5.000%, 6/01/18 (8), (9)
250	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	31,513
	Series 2017, 0.000%, 4/01/22 (AMT) (8), (9)
4,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B,	9/26 at 52.09	A	1,604,640
	0.000%, 9/01/39 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado
	Springs Utilities, Series 2008:
$ 475	6.250%, 11/15/28	No Opt. Call	A+	$ 602,091
4,030	6.500%, 11/15/38	No Opt. Call	A+	6,011,752
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax	12/20 at 100.00	N/R	832,694
	Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39
10,596	Total Colorado			10,176,532
	Connecticut – 0.1%
534	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation	4/20 at 100.00	N/R (5)	559,595
	Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)
	District of Columbia – 0.4%
1,355	District of Columbia, Revenue Bonds, Center for Strategic and International Studies,	3/21 at 100.00	N/R (5)	1,466,747
	Inc., Series 2011, 6.375%, 3/01/31 (Pre-refunded 3/01/21)
	Florida – 5.9%
1,590	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	6/19 at 100.00	N/R	1,590,080
	Series 2006A, 5.125%, 5/01/38
1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds,	5/27 at 100.00	N/R	1,024,300
	Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	6/23 at 100.00	BBB–	2,128,140
	University, Refunding Series 2013A, 5.625%, 6/01/33
880	Copperstone Community Development District, Manatee County, Florida, Capital Improvement	6/19 at 100.00	N/R	880,510
	Revenue Bonds, Series 2007, 5.200%, 5/01/38
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/21 at 100.00	BB	1,077,780
	Renaissance Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33
5,000	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds,	1/20 at 105.00	N/R	5,127,650
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49, 144A (AMT)
	(Mandatory Put 1/01/29)
	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami
	Children’s Hospital, Series 2010A:
265	6.000%, 8/01/30	8/20 at 100.00	A+	277,794
735	6.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	773,345
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,
	Series 2010A-1:
340	5.375%, 10/01/35	10/20 at 100.00	A	356,497
1,285	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,352,527
1,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	10/20 at 100.00	AA	1,574,085
	2010, 5.375%, 10/01/40
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical
	Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,064,930
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	2,108,640
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	6/19 at 100.00	N/R	230,110
	Capital Appreciation, Series 2012A-3, 6.610%, 5/01/40 (7)
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	79,297
	Capital Appreciation, Series 2012A-4, 6.610%, 5/01/40 (7)
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	6/19 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (9)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non	6/19 at 100.00	N/R	$ 15,015
	Performing Parcel Series 2007-1 RMKT, 6.650%, 5/01/40
350	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	287,378
	Series 2015-1, 6.610%, 5/01/40
215	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	145,046
	Series 2015-2, 6.610%, 5/01/40
235	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	6/19 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (9)
705	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006,	6/19 at 100.00	N/R	705,818
	5.400%, 5/01/37
1,080	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	1,123,567
	Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34
21,655	Total Florida			21,922,512
	Georgia – 4.0%
12,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA	12,682,320
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	1,339,550
	Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B,	No Opt. Call	A+	97,018
	5.000%, 3/15/22
260	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A,	No Opt. Call	A+	314,790
	5.500%, 9/15/26
285	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project,	1/28 at 100.00	N/R	289,583
	Refunding Series 2018, 4.000%, 1/01/38, 144A (AMT)
13,885	Total Georgia			14,723,261
	Guam – 5.8%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
195	5.000%, 11/15/33	11/25 at 100.00	BB	212,061
1,805	5.000%, 11/15/34	11/25 at 100.00	BB	1,955,050
1,760	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	1,809,720
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	BBB–	542,475
	Series 2013, 5.500%, 7/01/43
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/28 (UB) (4)	12/26 at 100.00	BB	2,829,675
1,750	5.000%, 12/01/30 (UB) (4)	12/26 at 100.00	BB	1,955,853
2,500	5.000%, 12/01/32 (UB) (4)	12/26 at 100.00	BB	2,758,450
1,750	5.000%, 12/01/34 (UB) (4)	12/26 at 100.00	BB	1,915,550
6,000	5.000%, 12/01/46 (UB) (4)	12/26 at 100.00	BB	6,392,580
1,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	1,111,600
19,760	Total Guam			21,483,014
	Illinois – 20.6%
2,050	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 4.000%,	12/22 at 100.00	N/R	2,069,270
	6/15/23, 144A (Mandatory Put 12/15/22)
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,793,700
	Series 2016, 6.000%, 4/01/46
2,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/24 at 100.00	BB–	2,394,652
	Project Series 2015C, 5.250%, 12/01/35
520	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/20 at 100.00	B2	529,230
	Refunding Series 2010F, 5.000%, 12/01/31
1,335	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	B+	1,535,811
	Series 2016B, 6.500%, 12/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
$ 1,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	$ 891,680
1,000	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	732,090
1,000	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series	1/25 at 100.00	BBB+	1,099,020
	2002B, 5.500%, 1/01/33
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
320	5.000%, 1/01/23	1/22 at 100.00	BBB+	335,504
160	5.000%, 1/01/25	1/22 at 100.00	BBB+	167,475
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,470	5.000%, 1/01/24	No Opt. Call	BBB+	3,755,546
350	5.000%, 1/01/29	1/26 at 100.00	BBB+	382,900
10,125	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/44 (UB) (4)	1/29 at 100.00	BBB+	10,754,168
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding	12/21 at 100.00	AA	2,203,000
	Series 2005, 6.000%, 12/01/24 – AGM Insured
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	B1	3,128,610
	Corporation Project, Series 2010, 6.500%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
1,540	11.098%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	2,022,790
1,605	13.133%, 9/01/38, 144A (IF) (4)	9/22 at 100.00	AA+	2,232,667
	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010:
355	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	371,099
645	6.125%, 5/15/27	5/20 at 100.00	BBB–	665,401
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding	6/19 at 100.00	Baa3	4,000,240
	Series 2006A, 5.000%, 4/01/36
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender
	Option Bond Trust 2015-XF0076:
150	11.217%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	196,529
690	11.217%, 8/15/37, 144A (IF)	8/22 at 100.00	AA+	921,288
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option	8/19 at 100.00	N/R (5)	2,097,884
	Bonds Trust 16-XL0021, 18.615%, 8/15/39, 144A (IF) (Pre-refunded 8/15/19) (4)
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	5/20 at 100.00	AA–	1,025,320
	5.125%, 5/15/35
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/20 at 100.00	A2 (5)	514,860
	Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond	8/21 at 100.00	AA	639,139
	Trust 2015-XF0121, 17.887%, 8/15/41, 144A (IF) (4)
20,830	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27 (UB) (4)	No Opt. Call	BBB	23,039,855
8,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	AA	1,637,600
	Bonds, Series 2017B, 0.000%, 12/15/56 – AGM Insured
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	6/21 at 100.00	N/R (5)	1,088,590
	Series 2010, 6.000%, 6/01/28 (Pre-refunded 6/01/21)
76,330	Total Illinois			76,225,918
	Indiana – 1.4%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B	1,404,723
	Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	A–	1,635,090
	Project, Series 2013A, 5.000%, 7/01/35 (AMT)
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc.,	9/21 at 100.00	N/R (5)	2,275,260
	Series 2011, 7.750%, 9/01/31 (Pre-refunded 9/01/21)
4,895	Total Indiana			5,315,073

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.3%
$ 155	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B–	$ 167,132
	Company Project, Series 2013, 5.250%, 12/01/25
995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	B+	1,050,979
	Company Project, Series 2018A, 5.250%, 12/01/50
1,150	Total Iowa			1,218,111
	Kansas – 2.2%
3,000	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc.,	5/20 at 100.00	BBB	3,068,430
	Refunding Series 2010S, 5.000%, 5/15/30
665	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	6/19 at 100.00	BB+	666,084
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	3,005,687
	Lionsgate Project, Series 2012, 6.000%, 12/15/32
1,130	Washburn University of Topeka, Kansas, Revenue Bonds, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	A1	1,294,291
8,360	Total Kansas			8,034,492
	Kentucky – 0.9%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project,	8/23 at 100.00	AA	1,114,920
	Series 2013, 5.700%, 8/01/39 – AGM Insured
2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	2,126,620
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
3,000	Total Kentucky			3,241,540
	Louisiana – 6.0%
500	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health	6/28 at 100.00	N/R	517,820
	Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A
2,420	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy	12/21 at 100.00	N/R	2,622,070
	Foundation Project, Series 2011A, 7.750%, 12/15/31
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	AA–	2,124,720
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien
	Series 2014A, 4.375%, 2/01/39
1,215	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/25 at 100.00	AA	1,391,977
	Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative
	Student Facilities, 5.000%, 10/01/33 – AGM Insured
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries	7/27 at 100.00	A	1,116,270
	of Our Lady Health System, Series 2017A, 5.000%, 7/01/47
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Lafayette General Medical	5/20 at 100.00	BBB+	2,057,720
	Center Project, Refunding Series 2010, 5.500%, 11/01/40
1,000	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A	1,092,920
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/56
3,305	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series	5/23 at 100.00	A3	3,401,704
	2008, 4.250%, 12/01/38
985	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	10/21 at 100.00	N/R (5)	1,071,010
	Refunding Series 2011, 5.250%, 10/01/28 (Pre-refunded 10/01/21)
	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,
	Refunding Series 2017:
2,835	5.250%, 10/01/31 (7)	No Opt. Call	Baa1	2,693,392
1,775	0.000%, 10/01/36	10/33 at 100.00	Baa1	1,673,949
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust	5/20 at 100.00	AA– (5)	1,321,506
	2016-XG0035, 11.335%, 5/01/39, 144A (Pre-refunded 5/01/20) (IF)
1,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	1,120,270
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
21,200	Total Louisiana			22,205,328

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.4%
$ 1,800	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A,	10/26 at 100.00	Baa2	$ 2,031,552
	5.000%, 10/01/34
800	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017,	7/26 at 100.00	BBB–	871,712
	5.000%, 7/01/47
1,285	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	1,368,602
	Series 2013, 5.000%, 7/01/25 (AMT)
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I	1/20 at 100.00	AA	641,019
	Series 2010A, 5.500%, 1/01/22
325	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30 (AMT)	6/20 at 100.00	AA	325,695
4,835	Total Massachusetts			5,238,580
	Michigan – 0.6%
10	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2003A, 5.000%,	6/19 at 100.00	A2	10,025
	7/01/34 – NPFG Insured
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health	11/19 at 100.00	N/R (5)	2,146,200
	System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)
2,110	Total Michigan			2,156,225
	Missouri – 0.3%
1,220	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,230,467
	Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29
55	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	3/27 at 100.00	BBB–	61,255
	Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36
1,275	Total Missouri			1,291,722
	Nevada – 0.6%
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	2,042,140
	International Airport, Series 2010A, 5.000%, 7/01/30
	New Jersey – 10.9%
795	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/25 at 100.00	A–	863,259
	2015WW, 5.250%, 6/15/40 (UB) (4)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	1,077,290
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,800,381
2,155	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark	10/27 at 100.00	Ba1	2,362,527
	Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/37 (AMT)
780	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series	12/19 at 100.00	Aaa	794,336
	2010-1A, 5.000%, 12/01/26
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	10,117,200
	Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (4)
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	22,560,600
	2018A, 5.000%, 12/15/34 (UB) (4)
755	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BBB	788,582
	Bonds, Series 2018B, 5.000%, 6/01/46
47,135	Total New Jersey			40,364,175
	New York – 4.5%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,134,837
1,225	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,265,927
2,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	2,068,560

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	$ 1,082,060
	Fisher College, Series 2011, 6.000%, 6/01/34
1,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens	6/19 at 100.00	BBB	1,014,910
	Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	624,643
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	551,655
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
4,000	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	4,177,400
2,105	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	2,284,514
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	280,497
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,150	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,104,313
15,925	Total New York			16,589,316
	Ohio – 9.7%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
6,000	5.750%, 6/01/34	5/19 at 100.00	Caa3	5,695,920
8,000	5.875%, 6/01/47	5/19 at 100.00	B–	7,600,160
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/20 at 100.00	BBB	782,618
	Services, Improvement Series 2010A, 5.625%, 7/01/26
10,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series	5/25 at 100.00	AA+	11,231,700
	2015, 5.000%, 5/15/40 (UB) (4)
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa1 (5)	3,304,260
	2011A, 5.750%, 11/15/31 (Pre-refunded 11/15/21)
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint	4/20 at 100.00	BBB–	1,030,630
	Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30
970	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond	6/19 at 100.00	BBB+	981,931
	Trust 2016-XF2311, 16.429%, 5/01/34, 144A (IF) (4)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,475,000
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (9)
35,730	Total Ohio			36,102,219
	Pennsylvania – 8.2%
1,390	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	11/19 at 100.00	B	1,408,084
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009,
	6.750%, 11/01/24
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental	12/21 at 100.00	BB–	1,549,695
	Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011,
	6.550%, 12/01/27
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio	6/19 at 100.00	Caa1	1,212,407
	Valley General Hospital, Series 2005A, 5.125%, 4/01/35
530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	530,000
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory
	Put 4/01/21) (9)
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	1,825,000
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35
	(Mandatory Put 6/01/20) (9)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master
	Settlement, Series 2018:
$ 4,000	5.000%, 6/01/32 (UB) (4)	6/28 at 100.00	A1	$ 4,737,400
2,260	5.000%, 6/01/33 (UB) (4)	6/28 at 100.00	A1	2,666,032
1,275	5.000%, 6/01/34 (UB) (4)	6/28 at 100.00	A1	1,499,069
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue	12/19 at 100.00	N/R (5)	2,074,060
	Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)
1,080	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage	8/20 at 100.00	N/R (5)	1,251,256
	Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454,
	11.240%, 8/01/24, 144A (Pre-refunded 8/01/20) (IF) (4)
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue	1/20 at 100.00	BBB+	1,021,910
	Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue	6/19 at 100.00	BB+	1,000,330
	Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (AMT)
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University	7/20 at 100.00	N/R (5)	1,256,436
	Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)
130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University	7/26 at 100.00	Baa3	142,601
	Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania,
	Series 2016A, 5.000%, 7/01/31
1,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	1,185,830
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E:
3,530	6.000%, 12/01/30	12/27 at 100.00	A	4,495,243
2,000	6.375%, 12/01/38	12/27 at 100.00	A	2,536,580
27,230	Total Pennsylvania			30,391,933
	Puerto Rico – 0.7%
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	916,200
	2.671%, 7/01/27
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue	6/19 at 100.00	A+	1,550,385
	Bonds, Modernization Series 2008, 5.125%, 12/01/27
2,500	Total Puerto Rico			2,466,585
	South Carolina – 2.3%
7,500	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A+	8,504,325
	Series 2016B, 5.000%, 12/01/46 (UB) (4)
	Tennessee – 0.3%
1,000	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle	12/26 at 100.00	N/R	1,008,390
	Project, Series 2016A, 5.125%, 12/01/42, 144A
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	A	171,697
	5.000%, 2/01/24
1,155	Total Tennessee			1,180,087
	Texas – 2.4%
80	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds,	6/21 at 100.00	BB	80,925
	Leadership Prep School, Series 2016A, 5.000%, 6/15/46
150	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy	11/22 at 100.00	Baa3	154,081
	Inc. Project, Series 2012B, 4.750%, 11/01/42
825	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	7/25 at 100.00	B3	763,414
	Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series
	2015A, 5.000%, 7/01/47
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond	9/21 at 100.00	N/R (5)	2,577,996
	Trust 2016-XF2220, 15.561%, 9/01/41, 144A (Pre-refunded 9/01/21) (IF)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue	12/21 at 100.00	N/R	$ 622,500
	Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47 (9)
425	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	492,864
	Senior Lien Series 2008D, 6.250%, 12/15/26
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/19 at 100.00	BBB–	835,936
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009,
	6.875%, 12/31/39
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
1,275	5.000%, 12/31/50 (AMT)	12/25 at 100.00	Baa3	1,389,635
805	5.000%, 12/31/55 (AMT)	12/25 at 100.00	Baa3	875,140
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/20 at 100.00	Baa3	1,057,660
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010,
	7.000%, 6/30/34
8,170	Total Texas			8,850,151
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High	7/20 at 100.00	BB	1,026,690
	School, Series 2010A, 6.250%, 7/15/30
	Vermont – 0.8%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law
	School Project, Series 2011A:
1,000	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,071,410
1,760	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,889,272
2,760	Total Vermont			2,960,682
	Virginia – 2.5%
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB+	4,875,500
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/37 – AGC Insured
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	5/19 at 100.00	B–	1,944,060
	Bonds, Series 2007B1, 5.000%, 6/01/47
1,155	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	BBB	1,260,729
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	1,091,345
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
14,165	Total Virginia			9,171,634
	Washington – 4.2%
5,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	5,767,050
	10/01/31 (AMT) (UB) (4)
3,155	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley	12/26 at 100.00	Baa2	3,640,555
	Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/27
155	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	5/19 at 100.00	N/R	155,750
	Series 2013, 5.750%, 4/01/43
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	2,094,220
	Research Center, Series 2011A, 5.375%, 1/01/31
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	7/19 at 100.00	A+ (5)	2,014,080
	Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth	10/19 at 100.00	Baa1 (5)	2,032,540
	University, Series 2009, 5.625%, 10/01/40 (Pre-refunded 10/01/19)
14,310	Total Washington			15,704,195

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$ 750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System,	5/19 at 100.00	N/R	$ 566,460
	Inc., Series 2008, 6.500%, 10/01/38 (9)
	Wisconsin – 9.7%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A,	6/19 at 102.00	BBB+	3,581,445
	6.500%, 2/01/31, 144A
25	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community	6/24 at 100.00	N/R	25,314
	School Bonds, North Carolina, Series 2017A, 5.000%, 6/15/37, 144A
170	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina	6/26 at 100.00	N/R	162,821
	Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/36, 144A
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
69	0.000%, 1/01/46, 144A	No Opt. Call	N/R	2,216
68	0.000%, 1/01/47, 144A	No Opt. Call	N/R	2,168
68	0.000%, 1/01/48, 144A	No Opt. Call	N/R	2,136
67	0.000%, 1/01/49, 144A	No Opt. Call	N/R	2,105
67	0.000%, 1/01/50, 144A	No Opt. Call	N/R	2,060
73	0.000%, 1/01/51, 144A	No Opt. Call	N/R	2,242
1,896	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	1,716,839
72	0.000%, 1/01/52, 144A	No Opt. Call	N/R	2,212
71	0.000%, 1/01/53, 144A	No Opt. Call	N/R	2,168
71	0.000%, 1/01/54, 144A	No Opt. Call	N/R	2,140
70	0.000%, 1/01/55, 144A	No Opt. Call	N/R	2,098
69	0.000%, 1/01/56, 144A	No Opt. Call	N/R	2,056
68	0.000%, 1/01/57, 144A	No Opt. Call	N/R	2,030
67	0.000%, 1/01/58, 144A	No Opt. Call	N/R	1,990
67	0.000%, 1/01/59, 144A	No Opt. Call	N/R	1,964
67	0.000%, 1/01/60, 144A	No Opt. Call	N/R	1,940
66	0.000%, 1/01/61, 144A	No Opt. Call	N/R	1,901
65	0.000%, 1/01/62, 144A	No Opt. Call	N/R	1,877
64	0.000%, 1/01/63, 144A	No Opt. Call	N/R	1,840
64	0.000%, 1/01/64, 144A	No Opt. Call	N/R	1,816
63	0.000%, 1/01/65, 144A	No Opt. Call	N/R	1,793
62	0.000%, 1/01/66, 144A	No Opt. Call	N/R	1,757
808	0.000%, 1/01/67, 144A	No Opt. Call	N/R	22,775
1,500	Public Finance Authority of Wisconsin, Multifamily Housing Revenue Bonds, Cedar Grove	12/22 at 105.00	A–	1,500,210
	Portfolio Project, Series 2017A, 4.625%, 12/01/52
160	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc.,	12/27 at 100.00	BBB–	178,054
	Series 2017A, 5.200%, 12/01/37
2,905	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	3,083,337
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/35
1,000	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Senior Series 2003A,	No Opt. Call	AA	703,650
	0.000%, 12/15/31
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health
	Alliance Senior Credit Group, Series 2016A:
10,000	5.000%, 11/15/35 (UB) (4)	5/26 at 100.00	AA+	11,558,800
5,000	5.000%, 11/15/36 (UB) (4)	5/26 at 100.00	AA+	5,763,050
3,000	5.000%, 11/15/39 (UB) (4)	5/26 at 100.00	AA+	3,434,790
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College,	6/20 at 100.00	N/R (5)	1,046,380
	Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health	4/20 at 100.00	A–	509,935
	System, Inc., Series 2010B, 5.000%, 4/01/30
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert	6/19 at 100.00	AA	1,418,342
	Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 8.056%,
	4/01/42, 144A (IF) (4)

NEV	Nuveen Enhanced Municipal Value Fund
Portfolio of Investments (continued)
April 30, 2019 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 25	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Monroe Clinic	8/25 at 100.00	N/R (5)	$ 29,571
	Inc., Refunding Series 2016, 5.000%, 2/15/28 (Pre-refunded 8/15/25)
1,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars	8/23 at 100.00	A	1,171,129
	Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43
35,287	Total Wisconsin			35,948,951
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming,
	LLC – University of Wyoming Project, Series 2011:
710	6.250%, 7/01/31	7/21 at 100.00	BBB	749,831
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,682,752
2,310	Total Wyoming			2,432,583
$ 455,946	Total Long-Term Investments (cost $430,689,932)			459,128,007
	Floating Rate Obligations – (28.0)%			(103,777,000)
	Other Assets Less Liabilities – 4.0%			15,044,492
	Net Assets Applicable to Common Shares – 100%			$ 370,395,499

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Variable rate security. The rate shown is the coupon as of end of the reporting period.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
LIBOR	London Inter-Bank Offered Rate.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2019 (Unaudited)

	NUV	NUW	NMI	NEV
Assets
Long-term investments, at value (cost $1,942,399,582, $219,088,442,
$89,532,568 and $430,689,932, respectively)	$2,128,733,486	$243,448,809	$96,271,761	$459,128,007
Cash	588,442	1,295,916	101,286	4,655,575
Cash collateral at brokers for investments in futures contracts(1)	—	96,600	—	—
Receivable for:
Interest	25,799,205	3,155,210	1,218,143	7,632,535
Investments sold	20,245,000	15,530,000	1,609,882	4,504,406
Other assets	381,815	5,446	5,245	38,074
Total assets	2,175,747,948	263,531,981	99,206,317	475,958,597
Liabilities
Floating rate obligations	37,705,000	9,125,000	—	103,777,000
Payable for:
Dividends	5,784,186	820,975	287,740	1,398,116
Investments purchased	2,155,000	—	1,478,941	—
Variation margin on futures contracts	—	19,688	—	—
Accrued expenses:
Management fees	780,793	122,837	48,533	288,697
Directors/Trustees fees	357,646	1,954	755	24,654
Other	377,956	54,084	46,599	74,631
Total liabilities	47,160,581	10,144,538	1,862,568	105,563,098
Net assets applicable to common shares	$2,128,587,367	$253,387,443	$97,343,749	$370,395,499
Common shares outstanding	206,875,449	15,399,134	8,736,332	24,950,068
Net asset value (“NAV”) per common share outstanding	$10.29	$16.45	$11.14	$14.85

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,068,754	$153,991	$87,363	$249,501
Paid-in surplus	1,956,383,687	227,923,703	90,294,792	363,265,119
Total distributable earnings	170,134,926	25,309,749	6,961,594	6,880,879
Net assets applicable to common shares	$2,128,587,367	$253,387,443	$97,343,749	$370,395,499
Authorized common shares	350,000,000	Unlimited	200,000,000	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2019 (Unaudited)

	NUV	NUW	NMI	NEV
Investment Income	$44,430,205	$5,958,461	$2,256,000	$11,951,052
Expenses
Management fees	4,735,513	731,577	290,183	1,735,544
Interest expense	458,107	98,034	—	1,052,468
Custodian fees	106,772	17,907	15,086	31,327
Directors/Trustees fees	32,172	3,834	1,484	5,597
Professional fees	38,593	20,783	23,103	38,389
Shareholder reporting expenses	113,589	16,132	11,228	19,776
Shareholder servicing agent fees	246,183	125	3,762	114
Stock exchange listing fees	28,732	4,094	3,731	3,464
Investor relations expenses	28,640	3,176	1,257	4,623
Other	44,394	10,989	6,782	23,843
Total expenses	5,832,695	906,651	356,616	2,915,145
Net investment income (loss)	38,597,510	5,051,810	1,899,384	9,035,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(301,263)	174,522	102,613	158,874
Change in net unrealized appreciation (depreciation) of:
Investments	93,549,347	10,259,879	2,460,705	14,316,483
Futures contracts	—	(50,368)	—	—
Net realized and unrealized gain (loss)	93,248,084	10,384,033	2,563,318	14,475,357
Net increase (decrease) in net assets applicable to common shares
from operations	$131,845,594	$15,435,843	$4,462,702	$23,511,264

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NUV		NUW
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/19	10/31/18	4/30/19	10/31/18
Operations
Net investment income (loss)	$38,597,510	$78,480,821	$5,051,810	$10,739,136
Net realized gain (loss) from investments	(301,263)	(1,117,529)	174,522	1,480,929
Change in net unrealized appreciation (depreciation) of:
Investments	93,549,347	(91,610,753)	10,259,879	(15,564,805)
Futures contracts	—	—	(50,368)	—
Net increase (decrease) in net assets applicable to common shares
from operations	131,845,594	(14,247,461)	15,435,843	(3,344,740)
Distributions to Common Shareholders
Dividends	(38,478,834)	(80,577,992)	(6,660,125)	(13,775,655)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(38,478,834)	(80,577,992)	(6,660,125)	(13,775,655)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	—	5,126,753
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	—	—	—	324,271
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	—	—	—	5,451,024
Net increase (decrease) in net assets applicable to common shares	93,366,760	(94,825,453)	8,775,718	(11,669,371)
Net assets applicable to common shares at the beginning of period	2,035,220,607	2,130,046,060	244,611,725	256,281,096
Net assets applicable to common shares at the end of period	$2,128,587,367	$2,035,220,607	$253,387,443	$244,611,725

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	NMI		NEV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/19	10/31/18	4/30/19	10/31/18
Operations
Net investment income (loss)	$1,899,384	$3,752,004	$9,035,907	$18,814,566
Net realized gain (loss) from investments	102,613	626,362	158,874	(814,787)
Change in net unrealized appreciation (depreciation) of:
Investments	2,460,705	(4,414,017)	14,316,483	(18,566,356)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	4,462,702	(35,651)	23,511,264	(566,577)
Distributions to Common Shareholders
Dividends	(2,515,190)	(3,961,991)	(8,458,073)	(19,171,632)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(2,515,190)	(3,961,991)	(8,458,073)	(19,171,632)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	2,135,825	—	—
Net proceeds from common shares issued to common shareholders
due to reinvestment of distributions	—	120,057	—	—
Net increase (decrease) in net assets applicable to common shares
from capital share transactions	—	2,255,882	—	—
Net increase (decrease) in net assets applicable to common shares	1,947,512	(1,741,760)	15,053,191	(19,738,209)
Net assets applicable to common shares at the beginning of period	95,396,237	97,137,997	355,342,308	375,080,517
Net assets applicable to common shares at the end of period	$97,343,749	$95,396,237	$370,395,499	$355,342,308

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended April 30, 2019 (Unaudited)

NEV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$23,511,264
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(19,623,000)
Proceeds from sales and maturities of investments	21,140,113
Amortization (Accretion) of premiums and discounts, net	755,142
(Increase) Decrease in:
Receivable for interest	64,787
Receivable for investments sold	(722,453)
Other assets	626
Increase (Decrease) in:
Accrued management fees	(5,200)
Accrued Director/Trustees fees	(117)
Accrued other expenses	2,772
Net realized (gain) loss from investments	(158,874)
Change in net unrealized (appreciation) depreciation of investments	(14,316,483)
Net cash provided by (used in) operating activities	10,648,577
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(5,379,521)
Proceeds from floating rate obligations	7,847,000
Cash distributions paid to common shareholders	(8,460,481)
Net cash provided by (used in) financing activities	(5,993,002)
Net Increase (Decrease) in Cash	4,655,575
Cash at the beginning of period	—
Cash at the end of period	$4,655,575

Supplemental Disclosures of Cash Flow Information	NEV
Cash paid for interest	$1,052,468

See accompanying notes to financial statements.

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs	Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price
NUV
Year Ended 10/31:
2019(d)	$9.84	$0.19	$0.45	$0.64	$(0.19)	$—	$(0.19)	$—	$—		$10.29	$9.97
2018	10.30	0.38	(0.45)	(0.07)	(0.39)	—	(0.39)	—	—		9.84	9.18
2017	10.39	0.40	(0.10)	0.30	(0.39)	—	(0.39)	—	—		10.30	10.12
2016	10.20	0.40	0.18	0.58	(0.39)	—	(0.39)	—	—	*	10.39	9.98
2015	10.21	0.42	(0.03)	0.39	(0.40)	—	(0.40)	—	—		10.20	10.07
2014	9.61	0.43	0.61	1.04	(0.44)	—	(0.44)	—	—		10.21	9.64

NUW
Year Ended 10/31:
2019(d)	15.88	0.33	0.68	1.01	(0.34)	(0.10)	(0.44)	—	—		16.45	16.17
2018	16.99	0.70	(0.92)	(0.22)	(0.72)	(0.18)	(0.90)	—	0.01		15.88	14.36
2017	17.22	0.75	(0.26)	0.49	(0.73)	—	(0.73)	(0.01)	0.02		16.99	17.17
2016	17.17	0.76	0.06	0.82	(0.79)	—	(0.79)	(0.01)	0.03		17.22	16.96
2015	17.19	0.80	(0.04)	0.76	(0.79)	—	(0.79)	—	0.01		17.17	17.22
2014	16.35	0.82	0.92	1.74	(0.81)	(0.09)	(0.90)	—	—		17.19	16.89

(a)
Total Return Based on Common Shares NAV is the combination of changes in common shares NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

6.51%	10.71%	$2,128,587	0.57	%***	3.74	%***	8%
(0.71)	(5.55)	2,035,221	0.54		3.76		20
3.03	5.48	2,130,046	0.52		3.89		17
5.74	2.91	2,150,444	0.51		3.87		11
3.94	8.86	2,096,508	0.53		4.08		16
11.04	11.54	2,099,099	0.56		4.36		17

6.39	15.79	253,387	0.74	***	4.11	***	10
(1.31)	(11.54)	244,612	0.80		4.26		30
3.02	5.71	256,281	0.81		4.45		16
4.90	2.99	247,394	0.71		4.38		12
4.56	6.79	228,952	0.72		4.72		6
10.95	17.27	226,855	0.75		4.92		10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NUV		NUW
Year Ended 10/31:		Year Ended 10/31:
2019(d)	0.04%***	2019(d)	0.08%***
2018	0.03	2018	0.10
2017	0.01	2017	0.06
2016	0.01	2016	0.03
2015	0.00**	2015	0.02
2014	0.01	2014	0.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the six months ended April 30, 2019.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Shelf Offering Costs	Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price
NMI
Year Ended 10/31:
2019(e)	$10.92	$0.22	$0.29	$0.51	$(0.22)	$(0.07)	$(0.29)	$—	$—	$11.14	$11.06
2018	11.38	0.43	(0.43)	—	(0.46)	—	(0.46)	(0.01)	0.01	10.92	10.09
2017	11.61	0.48	(0.22)	0.26	(0.49)	—	(0.49)	(0.01)	0.01	11.38	11.45
2016	11.47	0.50	0.15	0.65	(0.51)	—	(0.51)	—	—	11.61	12.20
2015	11.52	0.51	(0.05)	0.46	(0.51)	—	(0.51)	—	—	11.47	11.05
2014	10.80	0.50	0.77	1.27	(0.55)	—	(0.55)	—	—	11.52	11.30

NEV
Year Ended 10/31:
2019(e)	14.24	0.36	0.59	0.95	(0.34)	—	(0.34)	—	—	14.85	13.96
2018	15.03	0.75	(0.77)	(0.02)	(0.77)	—	(0.77)	—	—	14.24	12.70
2017	15.58	0.82	(0.55)	0.27	(0.82)	—	(0.82)	—	—	15.03	14.28
2016	15.59	0.85	0.04	0.89	(0.95)	—	(0.95)	—	0.05	15.58	14.75
2015	15.69	0.93	(0.06)	0.87	(0.97)	—	(0.97)	—	—	15.59	15.38
2014	14.10	0.96	1.59	2.55	(0.96)	—	(0.96)	—	—	15.69	14.91

(a)
Total Return Based on Common Shares NAV is the combination of changes in common shares NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratio Applicable to Common Shares

Common Shares Total Returns
			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(d)

4.71%	12.64%	$97,344	0.75	%*	3.99	%*	6%
(0.05)	(8.14)	95,396	0.89		3.87		17
2.34	(2.04)	97,138	0.79		4.23		12
5.71	15.22	96,532	0.76		4.33		4
4.08	2.31	95,149	0.74		4.43		10
12.06	17.55	95,464	0.76		4.55		15

6.73	12.71	370,395	1.63	*	5.04	*	4
(0.17)	(5.93)	355,342	1.42		5.14		15
1.93	2.50	375,081	1.14		5.47		8
6.10	1.85	388,835	1.03		5.44		6
5.68	9.90	328,856	1.05(c	)	5.93(c	)	12
18.67	14.58	330,869	1.08		6.49		5

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMI		NEV
Year Ended 10/31:		Year Ended 10/31:
2019(e)	—%	2019(e)	0.59%*
2018	—	2018	0.40
2017	—	2017	0.17
2016	0.03	2016	0.07
2015	0.01	2015	0.07
2014	0.01	2014	0.09

(c)
During the fiscal year ended October 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to Average Net Assets
		Net Investment
NEV	Expenses	Income (Loss)
Year Ended 10/31:
2015	1.08%	5.91%

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended April 30, 2019.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●	Nuveen Municipal Value Fund, Inc. (NUV)
●	Nuveen AMT-Free Municipal Value Fund (NUW)
●	Nuveen Municipal Income Fund, Inc. (NMI)
●	Nuveen Enhanced Municipal Value Fund (NEV)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NUV and NMI were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. NUW and NEV were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009, respectively.
The end of the reporting period for the Funds is April 30, 2019, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NUV	NMI
Outstanding when-issued/delayed delivery purchase commitments	$2,155,000	$1,244,044

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (“the Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (Unaudited) (continued)
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NUV	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$2,128,101,948	$—		$2,128,101,948
Corporate Bonds**	—	—	631,538	***	631,538
Total	$—	$2,128,101,948	$631,538		$2,128,733,486
NUW
Long-Term Investments:
Municipal Bonds*	$—	$243,448,809	$—		$243,448,809
Investments in Derivatives:
Futures Contracts****	(50,368)	—	—		(50,368)
Total	$(50,368)	$243,448,809	$—		$243,398,441
NMI
Long-Term Investments:
Municipal Bonds*	$—	$96,271,761	$—		$96,271,761
NEV
Long-Term Investments:
Municipal Bonds*	$—	$459,096,494	$31,513	***	$459,128,007

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NUV	NUW	NMI	NEV
Floating rate obligations: self-deposited Inverse Floaters	$37,705,000	$9,125,000	$—	$103,777,000
Floating rate obligations: externally-deposited Inverse Floaters	—	10,165,000	—	108,320,000
Total	$37,705,000	$19,290,000	$—	$212,097,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NUV	NUW	NMI	NEV
Average floating rate obligations outstanding	$44,270,552	$9,136,050	$—	$97,002,293
Average annual interest rate and fees	2.09%	2.16%	—%	2.19%

Notes to Financial Statements (Unaudited) (continued)
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NUW and NEV had outstanding borrowings under such liquidity facilities in the amount of $221,596 and $1,776,795, respectively, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under any such facility for NUV or NMI as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NUV	NUW	NMI	NEV
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$37,705,000	$9,125,000	$—	$95,777,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	10,165,000	—	105,810,000
Total	$37,705,000	$19,290,000	$—	$201,587,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current reporting period, NUW managed the duration of their respective portfolios by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

NUW
Average notional amount of futures contracts outstanding*	$(3,446,023)

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NUW
Interest rate	Futures contracts	—	—	Payable for variation margin	$(50,368)
				on futures contracts*

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying Risk	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Exposure	Instrument	Futures Contracts	Futures Contracts
NUW	Interest rate	Futures contracts	$ —	$(50,368)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through one or more equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Notes to Financial Statements (Unaudited) (continued)
Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV common per share. In the event each Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the Funds’ current and prior fiscal period were as follows:

	NUW		NMI
	Six months	Year	Six months	Year
	Ended	Ended	Ended	Ended
	4/30/19	10/31/18	4/30/19	10/31/18
Additional authorized common shares	1,400,000	1,400,000	800,000	800,000
Common shares sold	—	299,412	—	187,400
Offering proceeds, net of offering costs	$—	$5,126,753	$—	$2,135,825

Costs incurred by the Funds in connection with their initial shelf registrations are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.
Common Share Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NUW		NMI
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/19	10/31/18	4/30/19	10/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	19,194	—	10,654
Sold through shelf offering	—	299,412	—	187,400
Weighted average common share:
Premium to NAV per shelf offering common share sold	—%	2.92%	—%	4.54%

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NUV	NUW	NMI	NEV
Purchases	$175,712,889	$25,368,465	$5,448,691	$19,623,000
Sales and maturities	215,644,173	43,158,507	5,813,471	21,140,113

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Municipal Value (NUW) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The tables below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2019.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NUV	NUW	NMI	NEV
Tax cost of investments	$1,898,620,598	$209,211,009	$89,374,646	$326,006,998
Gross unrealized:
Appreciation	$201,478,431	$25,363,654	$6,933,050	$31,825,527
Depreciation	(9,070,639)	(250,840)	(35,935)	(2,480,389)
Net unrealized appreciation (depreciation) of investments	$192,407,792	$25,112,814	$6,897,115	$29,345,138

NUW
Tax cost of futures contracts	$(50,368)
Net unrealized appreciation (depreciation) of futures contracts	—

Permanent differences, primarily due to taxable market discount, expiration of capital loss carryforwards and nondeductible offering costs resulted in reclassifications among the Funds’ components of net assets as of October 31, 2018, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2018, the Funds’ last tax year end, were as follows:

	NUV	NUW	NMI	NEV
Undistributed net tax-exempt income[1]	$6,423,887	$687,819	$175,743	$784,795
Undistributed net ordinary income[2]	659,485	339,279	72,049	198,859
Undistributed net long-term capital gains	—	1,576,014	628,561	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2018 and paid on November 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2018 was designated for purposes of the dividends paid deduction as follows:

	NUV	NUW	NMI	NEV
Distributions from net tax-exempt income	$77,578,299	$10,780,837	$3,970,866	$19,174,127
Distributions from net ordinary income[2]	3,310,007	288,792	22,215	284,431
Distributions from net long-term capital gains	—	2,745,797	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2018, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NUV	NEV
Expiration:
October 31, 2019	$—	$16,146,849
Not subject to expiration:
Short-term	10,121,262	4,386,474
Long-term	15,036,160	2,178,516
Total	$25,157,422	$22,711,839

As of October 31, 2018, the Funds’ last tax year end, $2,946,811 of NEV’s capital loss carryforward expired.

Notes to Financial Statements (Unaudited) (continued)
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NUV a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NUV is calculated according to the following schedule:

NUV
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	0.1500%
For the next $500 million	0.1250
For net assets over $1 billion	0.1000

In addition, NUV pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

NUV
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee, payable monthly, for NUW, NMI and NEV is calculated according to the following schedules:

NUW
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NMI
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For net assets over $5 billion	0.3625

NEV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NUV and NMI):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2019, the complex-level fee rate for each Fund was 0.1580%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

Notes to Financial Statements (Unaudited) (continued)
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NUV	NUW	NMI
Maximum outstanding balance	$15,605,976	$3,782,495	$684,069

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NUV	NUW	NMI
Average daily balance outstanding	$15,605,976	$3,782,495	$684,069
Average annual interest rate	3.50%	3.50%	3.50%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0419D 863541-INV-B-06/20

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: July 8, 2019